UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

AMT-Free Municipal Bond Portfolio

Kentucky Municipal Bond Portfolio

Ohio Municipal Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2010

Date of reporting period: 06/30/2010

Item 1	–	Report to Stockholders

BlackRock Funds II

ANNUAL REPORT | JUNE 30, 2010

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock Kentucky Municipal Bond Portfolio

BlackRock Ohio Municipal Bond Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated – primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in-line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2010	BlackRock AMT-Free Municipal Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s BlackRock and Institutional Shares outpaced the S&P/Investortools Main Municipal Bond Index, while the Service, Investor A, Investor B and Investor C Shares underperformed this index. All share classes with the exception of Investor C Shares outperformed the former benchmark, the Barclays Capital Municipal Bond Index.

What factors influenced performance?

•

The Fund benefited throughout much of the period from its relatively lower cash reserves. The more fully invested posture helped to increase income and interest accrual, contributing to total return. Assets previously held in cash reserves were committed to longer-dated securities, which offered better income accrual than short-term cash equivalents. In particular, exposure to maturities of 25 years and longer helped the Fund to achieve better value from the steep yield curve. A larger exposure to inverse floating rate securities also benefited the Fund’s performance, allowing the Fund to take advantage of the steep curve and historically low short-term borrowing rates to generate incremental income. Notably, AMT securities generally underperformed as rates fell during the period. The Fund’s mandate of avoiding these securities led to better relative results.

•

Tightening credit spreads during the year led to improved valuations on lower-rated sectors. The Fund is generally underweight in these sectors, but benefited from its allocation. That said, not all lower-quality sectors and geographic regions participated equally in the price improvement. For example, the Fund’s holdings in California did not depreciate, but also did not improve in valuation to the same degree as other regions. Similarly, the Fund’s small exposure (less than 1% of total assets) to tobacco-related securities did not decline significantly over the past 12 months, but also did not enjoy the same degree of spread tightening as other high yield sectors. These detracted from relative performance, as did our allocation, albeit generally modest, to low-yielding cash reserves.

Describe recent portfolio activity.

•

The Fund extended its duration in the second half of 2009. At that time, BlackRock’s Municipal Investment Strategy Group had shifted its guidance to a long duration posture, prompting our efforts to move the Fund to a more aggressive posture. Accordingly, cash reserves were reduced as funds were committed to securities with maturities of 25 years and longer to take advantage of the historically steep yield curve. Toward period end, cash reserves were increased as we sought to lock in gains by selling securities that, in our view, had reached their price potential.

•

We looked to capitalize on the tightening in credit quality spreads by selling select lower-rated holdings that had outperformed; securities that in past periods had very limited liquidity. Given the favorable slope of the yield curve, the Fund employed a limited amount of leverage through the use of tender option bonds to enhance yield and net asset value.

Describe Fund positioning at period end.

•

At period end, the Fund’s duration was neutral to slightly aggressive relative to the benchmark. Efforts to further extend duration are being tempered by historically low absolute yields for tax-exempt securities. Cash equivalent reserves stood at 9% of net assets at period end. This was a recent increase, reflecting our aim to protect gains realized as rates dropped and spreads tightened. At this juncture, we believe spreads are likely to remain stable, at least as long as supply/demand in the municipal market remains favorable. However, we are seeking to use the new liquidity provided by positive high yield fund flows to sell holdings that had a limited audience in recent past markets.

•	Generally, our efforts remain focused on maximizing income accrual, while managing volatility in the net asset value within a high-quality asset mix.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Utilities	31%
County/City/Special District/School District	20
Health	18
Transportation	14
State	7
Housing	5
Education	3
Corporate	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	9%
AA/Aa	39
A	35
BBB/Baa	12
BB/Ba	2
Not Rated[2]	3

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

2	The investment advisor has deemed certain of these securities to be of investment grade quality. The market value of these securities was $11,782,152 representing 3% of the Fund’s long-term investments.

4	BLACKROCK FUNDS II	JUNE 30, 2010

BlackRock AMT-Free Municipal Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax, including the Federal Alternative Minimum Tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Fund management believes it more accurately reflects the Fund’s investment strategies.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.59%	3.94%	10.56%	N/A	3.89%	N/A	4.79%	N/A
Institutional	4.51	4.00	10.47	N/A	3.82	N/A	4.68	N/A
Service	4.31	3.79	10.23	N/A	3.52	N/A	4.37	N/A
Investor A	4.09	3.78	10.22	5.55%	3.52	2.63%	4.31	3.85%
Investor B	4.29	3.76	10.15	5.65	3.23	2.89	3.79	3.79
Investor C	3.51	3.39	9.39	8.39	2.75	2.75	3.53	3.53
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[6]	Ending Account Value June 30, 2010	Expenses Paid During the Period[7]
BlackRock	$1,000	$1,039.40	$2.63	$2.48	$1,000	$1,022.22	$2.61	$1,022.36	$2.46
Institutional	$1,000	$1,040.00	$3.03	$2.88	$1,000	$1,021.82	$3.01	$1,021.97	$2.86
Service	$1,000	$1,037.90	$4.14	$3.99	$1,000	$1,020.73	$4.11	$1,020.88	$3.96
Investor A	$1,000	$1,037.80	$4.14	$3.99	$1,000	$1,020.73	$4.11	$1,020.88	$3.96
Investor B	$1,000	$1,037.60	$4.40	$4.24	$1,000	$1,020.48	$4.36	$1,020.63	$4.21
Investor C	$1,000	$1,033.90	$8.02	$7.87	$1,000	$1,016.91	$7.95	$1,017.06	$7.80

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.60% for Institutional, 0.82% for Service, 0.82% for Investor A, 0.87% for Investor B and 1.59% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for BlackRock, 0.57% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.84% for Investor B and 1.56% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2010	5

Fund Summary as of June 30, 2010	BlackRock Kentucky Municipal Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Fund returns for the 12-month period lagged that of its primary benchmark, the S&P/Investortools Main Municipal Bond Index, its secondary benchmark, the S&P/Investortools Kentucky Municipal Bond Index, and its former benchmark, the Barclays Capital Municipal Bond Index. The following discussion of performance is relative to the Fund’s secondary benchmark, the S&P/Investortools Kentucky Municipal Bond Index.

What factors influenced performance?

•

As investor demand for tax-exempt municipal securities outstripped scarce supply, the market experienced significant credit spread tightening and a general move toward lower rates. Against this backdrop, the Fund’s underweight position in interest-rate-sensitive bonds early in the period detracted from performance. We sought to mitigate this throughout the period, deploying available cash as more suitable Kentucky investments became available and moving the Fund’s duration to a slightly long position. Despite new purchases of health care-related credits, the Fund is overall underweight in health which also detracted from performance as risk premiums declined in the sector.

•

Conversely, the Fund benefited from our efforts to take advantage of the steepness in the municipal yield curve by investing cash reserves in longer-maturity bonds at attractive prices. The municipal curve flattened 20 basis points (0.20%) between 2- and 30-year maturities. The steep slope benefited the Fund’s income component, while the move to lower yields (and higher prices) benefited the capital appreciation component of total return. The Fund’s exposure to the housing and transportation sectors also aided performance as overall risk premiums declined and these sectors outperformed the market averages.

Describe recent portfolio activity.

•

In the early part of the period, out-of-favor credits were opportunistically sold, which temporarily elevated the Fund’s cash position. The proceeds from these sales were deployed in line with guidance from BlackRock’s Municipal Strategy Group – essentially favoring a neutral duration, a bias toward longer-dated bonds due to the steep slope of the curve, and an overweight in state tax-backed obligations (which are higher in the government debt hierarchy than general obligations) and essential service revenue bonds. We also favored state housing finance bonds and health care-related issues, taking a more selective approach in the high yield space.

•	Given the favorable slope of the yield curve, the Fund employed a limited amount of leverage through the use of tender option bonds to enhance yield and net asset value.

Describe Fund positioning at period end.

•

At period end, our curve positioning continues to favor longer-dated bonds, reflecting our expectation that the municipal yield curve will continue to flatten, though liquidity may be stronger in the shorter end. Credit exposure remains a focus as a source for achieving excess return. Spreads in the municipal market remain attractive on a historical basis and, we believe, should continue to narrow as investors seek out excess yield in a low-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Transportation	22%
Health	20
Utilities	20
Housing	12
State	12
County/City/Special District/School District	7
Corporate	4
Education	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	20%
AA/Aa	50
A	17
BBB/Baa	13

1	Using the higher of S&P’s or Moody’s ratings.

6	BLACKROCK FUNDS II	JUNE 30, 2010

BlackRock Kentucky Municipal Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax and Kentucky state income tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Kentucky Municipal Bond Index includes all Kentucky bonds in the S&P/Investortools Main Municipal Bond Index.

5	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Fund management believes it more accurately reflects the Fund’s investment strategies.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.42%	3.12%	9.15%	N/A	3.61%	N/A	4.52%	N/A
Service	4.10	2.83	8.65	N/A	3.27	N/A	4.19	N/A
Investor A	3.99	2.99	8.88	4.29%	3.32	2.43%	4.12	3.67%
Investor B	3.50	2.64	8.12	3.62	2.59	2.24	3.59	3.59
Investor C	3.47	2.63	8.09	7.09	2.56	2.56	3.37	3.37
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Kentucky Municipal Bond Index	—	3.55	9.71	N/A	3.25	N/A	5.10	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[7]	Ending Account Value June 30, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,031.20	$3.58	$3.27	$1,000	$1,021.27	$3.56	$1,021.57	$3.26
Service	$1,000	$1,028.30	$5.23	$4.93	$1,000	$1,019.64	$5.21	$1,019.93	$4.91
Investor A	$1,000	$1,029.90	$4.78	$4.48	$1,000	$1,020.08	$4.76	$1,020.38	$4.46
Investor B	$1,000	$1,026.40	$8.34	$8.04	$1,000	$1,016.56	$8.30	$1,016.86	$8.00
Investor C	$1,000	$1,026.30	$8.34	$8.04	$1,000	$1,016.56	$8.30	$1,016.86	$8.00

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 1.04% for Service, 0.95% for Investor A, 1.66% for Investor B and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.98% for Service, 0.89% for Investor A, 1.60% for Investor B and 1.60% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2010	7

Fund Summary as of June 30, 2010	BlackRock Ohio Municipal Bond Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Fund returns for the 12-month period lagged that of its primary benchmark, the S&P/Investortools Main Municipal Bond Index, and its secondary benchmark, the S&P/Investortools Ohio Municipal Bond Index. The Fund’s Institutional shares outperformed its former benchmark, the Barclays Capital Municipal Bond Index, while all other share classes underperformed the Barclays Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P/ Investortools Ohio Municipal Bond Index.

What factors influenced performance?

•

A general contraction in risk premiums and subsequent outperformance of credit spread sectors caused the Fund’s underweight position in the tobacco sector to detract from relative performance during the period. The tobacco sector comprised about 14% of the S&P/Investortools Ohio Municipal Bond Index at period end and was a significant source of volatility throughout the period. We, along with BlackRock’s Municipal Strategy Group, do not believe it is prudent for the Fund to hold such a large allocation in the tobacco sector. Therefore, we will consistently maintain a below-index exposure to the sector.

•

Conversely, the Fund benefited from our efforts to take advantage of the steepness in the municipal yield curve by investing cash reserves in longer-maturity bonds at attractive prices. The municipal curve flattened 20 basis points (0.20%) between 2- and 30-year maturities. The steep slope benefited the Fund’s income component, while the move to lower yields (and higher prices) benefited the capital appreciation component of total return. The Fund’s exposure to the housing and health sectors also aided performance as overall risk premiums declined and these sectors outperformed the market averages.

Describe recent portfolio activity.

•

Throughout the period, out-of-favor credits were opportunistically sold, which temporarily elevated the Fund’s cash position. The proceeds from these sales were deployed in line with guidance from the Municipal Strategy Group – essentially favoring a neutral duration, a bias toward longer-dated bonds due to the steep slope of the curve, and an overweight in state tax-backed obligations (which are higher in the government debt hierarchy than general obligations) and essential service revenue bonds. By focusing purchases on the long end of the curve, the Fund was able to improve its overall yield and gain greater potential for price appreciation.

•	Given the favorable slope of the yield curve, the Fund employed a limited amount of leverage through the use of tender option bonds to enhance yield and net asset value.

Describe Fund positioning at period end.

•

At period end, our curve positioning continues to favor longer-dated bonds, reflecting our expectation that the municipal yield curve will continue to flatten, though liquidity may be stronger in the shorter end. Credit exposure remains a focus as a possible source for achieving excess return. Spreads in the municipal market remain attractive on a historical basis and, we believe, should continue to narrow as investors seek out excess yield in a low-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Health	24%
Education	22
County/City/Special District/School District	22
Utilities	10
Housing	9
State	7
Corporate	3
Transportation	2
Tobacco	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	13%
AA/Aa	51
A	24
BBB/Baa	11
BB/Ba	1

1	Using the higher of S&P’s or Moody’s ratings.

8	BLACKROCK FUNDS II	JUNE 30, 2010

BlackRock Ohio Municipal Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund management team believes is exempt from Federal income tax and Ohio state income tax (municipal securities).

3	An unmanaged index comprised of long-term revenue bonds, pre-refunded bonds, general obligation bonds and insured bonds.

4	The S&P/Investortools Ohio Municipal Bond Index includes all Ohio bonds in the S&P/Investortools Main Municipal Bond Index.

5	The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month. The Fund now uses this index as its benchmark rather than the Barclays Capital Municipal Bond Index, as Fund management believes it more accurately reflects the Fund’s investment strategies.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[6]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.31%	3.25%	9.82%	N/A	3.81%	N/A	5.15%	N/A
Service	4.05	3.00	9.49	N/A	3.50	N/A	4.84	N/A
Investor A	3.88	3.02	9.54	4.89%	3.53	2.63%	4.76	4.30%
Investor B	3.35	2.61	8.62	4.12	2.67	2.32	4.20	4.20
Investor C	3.25	2.70	8.65	7.65	2.68	2.68	3.96	3.96
Barclays Capital Municipal Bond Index	—	3.31	9.61	N/A	4.40	N/A	5.63	N/A
S&P/Investortools Ohio Municipal Bond Index	—	2.17	11.72	N/A	3.60	N/A	5.23	N/A
S&P/Investortools Main Municipal Bond Index	—	3.33	10.31	N/A	4.17	N/A	5.60	N/A

6	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[7]	Ending Account Value June 30, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,032.50	$3.38	$3.07	$1,000	$1,021.47	$3.36	$1,021.77	$3.06
Service	$1,000	$1,030.00	$4.88	$4.58	$1,000	$1,019.98	$4.86	$1,020.28	$4.56
Investor A	$1,000	$1,030.20	$4.68	$4.38	$1,000	$1,020.18	$4.66	$1,020.48	$4.36
Investor B	$1,000	$1,026.10	$8.79	$8.49	$1,000	$1,016.12	$8.75	$1,016.41	$8.45
Investor C	$1,000	$1,027.00	$8.74	$8.44	$1,000	$1,016.17	$8.70	$1,016.46	$8.40

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.67% for Institutional, 0.97% for Service, 0.93% for Investor A, 1.75% for Investor B and 1.74% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

8	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61.% for Institutional, 0.91% for Service, 0.87% for Investor A, 1.69% for Investor B and 1.68% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2010	9

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to December 22, 2003, BlackRock AMT-Free Municipal Bond Portfolio’s BlackRock Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares fees. BlackRock Shares are only offered by the BlackRock AMT- Free Municipal Bond Portfolio.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available through exchanges, dividend reinvestment by existing share-holders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after November 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS II	JUNE 30, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	11

Schedule of Investments June 30, 2010	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Ginnie Mae Mortgage-Backed Securities,
6.00%, 11/15/31	$2	$1,945

Municipal Bonds
Alabama — 1.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital, (AGC):
6.00%, 6/01/34	515	559,779
6.00%, 6/01/39	2,220	2,410,676
Prattville Industrial Development Board, RB, Recovery Zone Facility, Series C, (International Paper Co. Guaranty),
6.25%, 11/01/33	3,355	3,469,674

		6,440,129

Arizona — 1.8%
Maricopa County Pollution Control Corp., Refunding, RB, Southern California Edison Co., Series A,
5.00%, 6/01/35	3,650	3,652,664
Pima County IDA, RB:
Arizona Charter Schools Project, Series 0, 5.25%, 7/01/31	1,285	1,031,084
Tucson Electric Power Co., 5.75%, 9/01/29	1,700	1,729,750
Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	2,250	2,271,465

		8,684,963

California — 11.4%
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West:
Series A, 6.00%, 7/01/34	3,670	3,809,717
Series E, 5.63%, 7/01/25	3,000	3,197,250
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1,
6.38%, 11/01/34	1,475	1,564,798
California Statewide Communities Development Authority, RB, Catholic Healthcare West, Series E,
5.50%, 7/01/31	2,250	2,309,107
City of Chula Vista California, RB, San Diego Gas, Series A, Remarketed,
5.88%, 2/15/34	975	1,074,060
County of Sacramento California, RB, PFC/Grant, Sub-Series C:
6.00%, 7/01/39	2,900	3,109,090
6.00%, 7/01/41	315	335,995
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E,
6.00%, 9/01/34	1,750	1,906,870
Modesto Irrigation District, COP, Capital Improvement, Series A,
6.00%, 10/01/39	1,860	2,027,549
Pittsburg Redevelopment Agency, Refunding, TAN, Subordinate, Los Medanos Community Project, Series A,
6.50%, 9/01/28	2,020	2,225,272
Pleasant Hill Recreation & Park District, GO, Election of 2009, Series A,
5.00%, 8/01/40	6,135	6,149,172
Semitropic Improvement District, Refunding, RB, Series A,
5.25%, 12/01/29	5,380	5,644,696
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,850	3,061,670
6.50%, 4/01/33	9,700	10,836,937
6.00%, 11/01/39	2,000	2,130,700
Stockton-East Water District, California, Refunding, COP, Series B, (NPFGC, FGIC),
6.40%, 4/01/28(a)	4,495	1,469,011
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A,
5.88%, 1/01/29	3,225	3,509,316

		54,361,210

Colorado — 0.2%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D,
6.25%, 10/01/33	775	855,205

District of Columbia — 0.8%
District of Columbia, RB, Series A,
5.50%, 12/01/30	3,530	3,965,637

Florida — 10.9%
City of Tampa Florida, Refunding, RB (AGM),
6.00%, 10/01/16	1,455	1,741,038
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	1,550	1,768,643
Series B-1, 6.00%, 7/01/38	5,000	5,566,850
County of Miami-Dade Florida, RB:
Miami International Airport, Series A, 5.50%, 10/01/30	2,700	2,813,643
Miami-Dade County Water & Sewer System, (AGM), 5.00%, 10/01/39	3,250	3,355,105
County of Miami-Dade Florida, Refunding, RB, Series C,
6.00%, 10/01/23	5,000	5,623,700
Florida State Board of Education, GO:
Series A, 5.38%, 6/01/33	4,000	4,342,520
Series A, 5.50%, 6/01/38	4,750	5,186,287
Florida State Board of Education, RB, Series A,
5.75%, 7/01/28	3,890	4,293,393
JEA, RB, Scherer 4 Project, Series A,
6.00%, 10/01/37	3,000	3,278,880
Orange County School Board, COP, Series A, (AGC),
5.50%, 8/01/34	2,300	2,448,695

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	GARB	General Airport Revenue Bonds
	AGM	Assured Guaranty Municipal Corp.	GNMA	Government National Mortgage Association
	AMBAC	American Municipal Bond Assurance Corp.	GO	General Obligation Bonds
	AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency
	BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority
	COP	Certificates of Participation	ISD	Independent School District
	CR	Custodial Receipts	MRB	Mortgage Revenue Bonds
	EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
	FGIC	Financial Guaranty Insurance Co.	PCRB	Pollution Control Revenue Bonds
	FHA	Federal Housing Administration	RB	Revenue Bonds
	FHLMC	Federal Home Loan Mortgage Corp.	TAN	Tax Anticipation Notes
	FNMA	Federal National Mortgage Association

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Florida (concluded)
Panther Trace II Community Development District, Special Assessment,
5.13%, 11/01/13	$2,650	$2,313,742
Riviera Beach Utility Special District, RB (NPFGC, FGIC),
5.00%, 10/01/29	4,245	4,077,280
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A,
5.63%, 7/01/39	5,000	5,169,400

		51,979,176

Georgia — 1.0%
DeKalb County Hospital Authority, RB, DeKalb Medical Center, Inc. Project,
6.13%, 9/01/40	750	744,308
Forsyth County School District, GO,
6.70%, 7/01/12	640	676,051
Municipal Electric Authority of Georgia, RB, General Resolution Projects, Sub-Series D,
6.00%, 1/01/23	2,000	2,268,700
Municipal Electric Authority of Georgia, Refunding, RB, Series BB, (GO of Participants),
5.70%, 1/01/19	975	1,103,076

		4,792,135

Illinois — 3.6%
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A, (AGC),
6.00%, 6/01/26	2,575	2,941,963
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	1,100	1,219,174
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,820	1,979,723
University of Chicago, Series B, 6.25%, 7/01/38	5,000	5,752,900
Illinois Finance Authority, Refunding, RB:
OSF Healthcare System, Series A, 6.00%, 5/15/39	3,300	3,286,272
Roosevelt University Project, 6.50%, 4/01/39	1,700	1,770,261

		16,950,293

Indiana — 4.3%
Indiana Finance Authority, RB:
Parkview Health System, Series A, 5.75%, 5/01/31	1,500	1,540,620
Various Purpose, Duke Energy Industry, Series B, 6.00%, 8/01/39	1,665	1,817,064
Indiana Finance Authority, Refunding & Improvement, RB, U.S. Steel Corp.,
6.00%, 12/01/26	2,000	2,041,220
Indiana Finance Authority, Refunding, RB:
Sisters of St. Francis Health, 5.25%, 11/01/28	1,450	1,502,360
Trinity Health, Series A, 5.63%, 12/01/38	2,000	2,126,880
Indiana Health Facility Financing Authority, Indiana, RB, Methodist Hospital, Inc.,
5.50%, 9/15/31	1,320	1,129,920
Indiana Municipal Power Agency, Indiana, RB, Series B,
6.00%, 1/01/39	2,120	2,297,444
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project:
Series A, 5.50%, 1/01/29	2,000	2,124,040
Series A, (AGC), 5.50%, 1/01/38	5,625	6,084,844

		20,664,392

Iowa — 0.2%
Iowa Finance Authority, RB, Series A, Remarketed, (AGC),
5.63%, 8/15/37	805	845,669

Kentucky — 0.6%
County of Owen Kentucky, RB, American Water Co., Series A,
5.38%, 6/01/40	1,665	1,668,097
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A,
6.38%, 6/01/40	1,000	1,025,410

		2,693,507

Louisiana — 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A, Remarketed,
6.50%, 8/01/29(b)	3,335	3,390,728
New Orleans Aviation Board, Louisiana, Refunding, RB, Restructuring GARB, Series A-2, (AGC),
6.00%, 1/01/23	1,370	1,551,073

		4,941,801

Maryland — 0.1%
Maryland Economic Development Corp., RB, Transportation Facilities Project, Series A,
5.75%, 6/01/35	500	508,670

Massachusetts — 0.2%
Massachusetts Development Finance Agency, RB, Linden Ponds, Inc. Facility, Series A,
5.75%, 11/15/35	1,000	736,650

Michigan — 3.0%
City of Detroit Michigan, RB, Second Lien, Series B, Remarketed:
(AGM), 6.25%, 7/01/36	1,000	1,092,000
(AGM), 7.00%, 7/01/36	1,250	1,439,250
(BHAC, FGIC), 5.75%, 7/01/26	5,000	5,419,650
Michigan State Building Authority, Refunding, RB, Facilities Program:
Series I, 6.00%, 10/15/38	1,355	1,471,787
Series I, 6.25%, 10/15/38	1,250	1,378,962
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital,
8.25%, 9/01/39	2,935	3,487,749

		14,289,398

Minnesota — 0.2%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series A,
6.75%, 11/15/32	1,000	1,113,410

Missouri — 0.3%
City of St. Louis Missouri, RB, Lambert St. Louis International, Series A-1,
6.25%, 7/01/29	1,175	1,239,472

Multi-State — 2.7%
Centerline Equity Issuer Trust,
7.60%, 12/15/10(c)(d)	9,000	9,155,160
MuniMae Tax-Exempt Bond Subsidiary LLC,
7.50%, 6/30/49(c)(d)(e)	3,842	3,562,571

		12,717,731

Nebraska — 0.1%
Omaha Public Power District, RB, Series B,
6.15%, 2/01/12	505	533,972

Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center,
6.00%, 4/01/34	1,475	1,625,642
Clark County Water Reclamation District, GO, Series B,
5.75%, 7/01/38	6,685	7,386,524
County of Clark Nevada, RB, Series B,
5.75%, 7/01/42	9,300	9,844,143

		18,856,309

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	13

Schedule of Investments (continued)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth-Hitchcock,
6.00%, 8/01/38	$2,225	$2,355,785

New Jersey — 3.1%
Monmouth County Improvement Authority, RB, Brookdale Community College Project (County Guaranty),
6.00%, 8/01/38	3,600	4,095,756
New Jersey EDA, Refunding, RB, American Water Co., Series B, AMT,
5.60%, 11/01/34	2,100	2,100,000
New Jersey Educational Facilities Authority, Refunding, RB, University Medical & Dentistry:
Series B, 7.13%, 12/01/23	1,000	1,160,110
Series B, 7.50%, 12/01/32	1,000	1,144,750
New Jersey Health Care Facilities Financing Authority, RB, Saint Barnabas Health Care System, Series A,
5.00%, 7/01/29	2,575	2,110,779
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA,
6.50%, 10/01/38	3,630	3,965,956

		14,577,351

New York — 6.6%
City of New York New York, GO, Series E-1,
6.25%, 10/15/28	2,500	2,920,350
Long Island Power Authority, RB:
General Series A, 6.00%, 5/01/33	8,840	9,989,996
Series A, 6.25%, 4/01/33	1,635	1,886,021
Metropolitan Transportation Authority, RB, Series 2008C,
6.50%, 11/15/28	4,300	4,991,956
New York City Housing Development Corp., RB, Series M,
6.88%, 11/01/38	2,085	2,234,119
New York State Dormitory Authority, RB, Education, Series B,
5.75%, 3/15/36	3,000	3,394,440
Triborough Bridge & Tunnel Authority, New York, RB, General, Series A-2,
5.38%, 11/15/38	3,150	3,415,860
Westchester County Industrial Development Agency, New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	2,500	2,469,325

		31,302,067

North Carolina — 0.3%
City of Charlotte North Carolina, RB, Series A,
5.50%, 7/01/34	1,060	1,127,056
North Carolina Medical Care Commission, RB, FirstHealth Carolinas Project, Series A,
6.13%, 10/01/39	240	251,328

		1,378,384

Ohio — 3.2%
County of Allen Ohio, RB, Catholic Healthcare, Series B,
5.25%, 9/01/27	7,500	7,811,475
County of Montgomery Ohio, RB, Catholic Health, Series A,
5.50%, 5/01/34	5,130	5,488,690
Ohio State Water Development Authority, Refunding, RB, FirstEnergy, Series A,
5.88%, 6/01/16(e)	1,700	1,857,386

		15,157,551

Pennsylvania — 3.8%
Allegheny County Hospital Development Authority, RB, Health System West Penn, Series A,
5.38%, 11/15/40	2,500	1,883,725
Cumberland County Municipal Authority, RB, Diakon Lutheran,
6.38%, 1/01/39	1,600	1,630,976
Delaware Valley Regional Financial Authority, RB,
5.75%, 7/01/32	10,000	11,475,100
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania American Water Co. Project, 6.20%, 4/01/39	1,000	1,081,190
Various Purpose, Allegheny Energy Supply Co., 7.00%, 7/15/39	2,000	2,235,580

		18,306,571

Rhode Island — 0.9%
Rhode Island Health & Educational Building Corp., RB:
Hospital Financing, Lifespan Obligation, Series A, (AGC), 7.00%, 5/15/39	1,350	1,554,687
Lifespan Obligation (NPFGC),
5.50%, 5/15/16	200	200,292
Public Schools Financing Program, Series E, (AGC),
6.00%, 5/15/29	2,250	2,479,005

		4,233,984

Texas — 12.6%
Beaumont ISD Texas, GO, School Building, (AGC),
5.13%, 2/15/30	2,185	2,309,916
City of Austin Texas, Water & Sewer RB, Series A,
5.13%, 11/15/29	2,000	2,151,840
City of Dallas Texas, Refunding, RB, 5.00%,
10/01/39(b)	3,000	3,162,270
City of Houston Texas, Refunding, RB, Combined, First Lien, Series A, (AGC):
5.25%, 11/15/31	1,470	1,568,696
6.00%, 11/15/35	4,800	5,484,048
City of San Antonio Texas, Refunding, RB:
(NPFGC), 5.00%, 5/15/36	5,050	5,154,737
Series A, 5.25%, 2/01/31	1,000	1,084,000
Conroe ISD Texas, GO, School Building, Series A,
5.75%, 2/15/35	2,295	2,485,990
Harris County Cultural Education Facilities Finance Corp., Refunding, RB, St. Luke’s,
5.63%, 2/15/25	2,000	2,147,420
Harris County Health Facilities Development Corp., Refunding, RB, Memorial Hermann Healthcare System:
Series B, 7.13%, 12/01/31	1,500	1,692,600
Series B, 7.25%, 12/01/35	500	565,865
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A,
6.25%, 8/15/39	350	362,264
Matagorda County Navigation District No. 1, Texas, Refunding, RB, Central Power & Light Co. Project, Series A, Remarketed,
6.30%, 11/01/29	1,475	1,599,342
North Texas Tollway Authority, Refunding, RB, Toll 2nd Tier, Series F,
6.13%, 1/01/31	6,575	6,985,412
State of Texas, Refunding, GO, Water Financial Assistance,
5.75%, 8/01/22	3,445	3,458,057
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare,
6.00%, 8/15/45	10,000	10,478,400
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure, 7.00%, 6/30/40	5,000	5,031,400
Note Mobility, 6.88%, 12/31/39	4,315	4,385,593

		60,107,850

Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc.,
5.00%, 8/15/41	2,650	2,690,598

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Utah (concluded)
City of Salt Lake City Utah, Refunding, RB, IHC Hospitals, Inc., Series A, Hospitals, Inc., Series A,
8.13%, 5/15/15(f)	$65	$75,613

		2,766,211

Virginia — 0.5%
Tobacco Settlement Financing Corp., RB, Senior Series B-1,
5.00%, 6/01/47	3,970	2,550,407

Washington — 0.5%
Washington Health Care Facilities Authority, Washington, RB, Catholic Health Initiatives, Series D,
6.38%, 10/01/36	2,055	2,258,548

Wisconsin — 1.1%
State of Wisconsin, RB, Series A, (State Appropriation),
6.00%, 5/01/36	4,000	4,417,840
Wisconsin Health & Educational Facilities Authority, RB, Froedtert & Community Health,
5.25%, 4/01/39	1,020	1,042,899

		5,460,739

Wyoming — 0.4%
County of Sweetwater Wyoming, Refunding, RB, Idaho Power Co. Project, Remarketed,
5.25%, 7/15/26	2,000	2,114,360

Puerto Rico — 2.3%
Commonwealth of Puerto Rico, Refunding, GO, Public Improvement, Series B,
6.50%, 7/01/37	2,000	2,206,200
Puerto Rico Sales Tax Financing Corp., RB, First:
Sub-Series A, 6.50%, 8/01/44	5,000	5,549,750
Sub-Series C, 6.00%, 8/01/39	3,150	3,355,884

		11,111,834

Total Municipal Bonds — 84.2%		400,851,371

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 3.5%
Salt River Project Agricultural Improvement & Power District, RB, Series A,
5.00%, 1/01/37	16,045	16,550,736

California — 5.1%
Los Angeles Department of Airports, Senior RB, Los Angeles International Airport, Series A,
5.00%, 5/15/40	4,880	4,944,270
Metropolitan Water District of Southern California, RB, Series A, (AGM),
5.00%, 7/01/30	6,825	7,123,129
Metropolitan Water District of Southern California, Refunding, RB, Series B,
5.00%, 7/01/35	3,170	3,308,471
San Jose California Financing Authority, RB, Civic Center Project, Series B, (AMBAC),
5.00%, 6/01/32	9,060	9,094,156

		24,470,026

New York — 2.2%
New York State Environmental Facility Corp., RB, New York City Municipal Water Project, Series K,
5.00%, 6/15/28	10,000	10,433,400

Texas — 3.7%
City of Houston Texas, Airport System RB, Sub-Lien,
5.00%, 7/01/32	11,980	12,047,926
City of San Antonio Texas, Refunding, Electric & Gas RB,
5.00%, 2/01/32	5,210	5,464,561

		17,512,487

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.5%		68,966,649

Total Long-Term Investments (Cost — $450,632,752) — 98.7%		469,819,965

	Shares
Short-Term Securities
FFI Institutional Tax-Exempt Fund,
0.24%(h)(i)	42,707,117	42,707,117
Wilmington Tax-Free Money Market Fund,
0.01%(i)	159,041	159,041

Total Short-Term Securities (Cost — $42,866,158) — 9.0%		42,866,158

Total Investments (Cost — $493,498,910*) — 107.7%		512,686,123
Liabilities in Excess of Other Assets — (0.6)%		(2,814,204)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (7.1)%		(33,953,527)

Net Assets — 100.0%		$475,918,392

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$459,156,084

Gross unrealized appreciation	$22,461,205
Gross unrealized depreciation	(2,511,166)

Net unrealized appreciation	$19,950,039

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Net unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
National Financial Services Corp.	$3,162,270	$73,908
Morgan Stanley Capital Services, Inc.	$3,390,728	$55,728

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(e)	Variable rate security. Rate shown is as of report date.

(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	15

Schedule of Investments (concluded)	BlackRock AMT-Free Municipal Bond Portfolio

(g)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at June 30, 2009	Net Activity	Shares held at June 30, 2010	Income
FFI Institutional Tax-Exempt Fund	5,750,000	36,957,117	42,707,117	$47,676

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
100	U.S. Treasury Notes (10 Year)	September 2010	$12,254,688	($156,811)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$469,819,965	—	$469,819,965
Short-Term Securities	$42,866,158	—	—	42,866,158

Total	$42,866,158	$469,819,965	—	$512,686,123

1	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate contracts	$(156,811)	—	—	$(156,811)

2	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments June 30, 2010	BlackRock Kentucky Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Kentucky — 81.8%
Corporate — 4.5%
County of Owen Kentucky, RB, American Water Co. Project, Series A:
5.38%, 6/01/40	$1,500	$1,502,790
6.25%, 6/01/39	1,000	1,067,510
County of Owen Kentucky, Various Purpose, RB, American Water Co., Series B,
5.63%, 9/01/39	250	258,203
Trimble County Kentucky Environmental Facilities, RB, (AMBAC), AMT,
6.00%, 3/01/37	1,000	1,001,810

		3,830,313

County/City/Special District/School District — 4.7%
Breckinridge County Public Properties Corp., RB, Justice Center Project,
4.25%, 2/01/31	3,000	3,009,300
County of Kenton Kentucky, GO, Public Project,
4.63%, 4/01/34	1,000	1,005,550

		4,014,850

Education — 3.3%
Louisville & Jefferson County Metropolitan Government, Refunding, RB, ULH Inc. - Bettie Johnson, Series A, (University of Louisville Guaranty),
4.38%, 10/01/29	2,815	2,802,135

Health — 17.5%
County of Warren Kentucky, Refunding, RB, Community Hospital Corp. Project, Series A,
5.00%, 8/01/29	1,000	939,070
Kentucky Economic Development Finance Authority, Kentucky, RB:
Baptist Healthcare System, Series A, 5.38%, 8/15/24	1,995	2,147,737
Baptist Healthcare System, Series A, 5.63%, 8/15/27	1,000	1,084,290
Catholic Health, Series A, 5.00%, 5/01/29	2,000	2,041,400
King’s Daughters Medical, 5.00%, 2/01/40	1,000	977,300
Norton Healthcare, Series A, 6.63%, 10/01/10(a)	1,370	1,404,771
Norton Healthcare, Series A, 6.63%, 10/01/28	380	384,963
Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,000	1,025,410
Louisville & Jefferson County Metropolitan Government, RB:
Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/37	2,000	2,098,040
Norton Health Care, Inc., 5.25%, 10/01/36	2,750	2,699,812

		14,802,793

Housing — 7.7%
Kentucky Housing Corp., RB:
Series A, (FHA), 5.75%, 7/01/39	975	1,030,682
Series B, 5.15%, 7/01/39	2,750	2,832,033
Series F, (FHA), AMT, 5.45%, 1/01/32	75	75,297
Series L, AMT, 5.25%, 1/01/38	2,500	2,560,800

		6,498,812

State — 7.8%
Kentucky Economic Development Finance Authority, Kentucky, RB, Louisville Arena, Sub-Series A-1, (AGC):
6.00%, 12/01/33	1,000	1,094,080
6.00%, 12/01/38	1,030	1,119,775
Kentucky State Property & Buildings Commission, Kentucky, Refunding, RB:
5.38%, 11/01/23	3,000	3,325,230
Project No. 93, (AGC), 5.25%, 2/01/29	1,000	1,081,740

		6,620,825

Transportation — 15.9%
Kentucky Turnpike Authority, Kentucky, RB, Revitalization Projects:
Series A, 5.00%, 7/01/27	1,000	1,069,320
Series A, 5.00%, 7/01/28	1,000	1,063,680
Series A, 5.00%, 7/01/29	1,000	1,064,860
Kentucky Turnpike Authority, Kentucky, Refunding, RB, Revitalization Projects, Series A, (AMBAC),
5.50%, 7/01/15	1,050	1,231,230
Louisville & Jefferson County Regional Airport Authority, Kentucky, RB:
Airis Louisville LLC Project, Series A, AMT, 5.50%, 3/01/19	2,795	2,663,244
Series A, (AGM), AMT, 5.75%, 7/01/15	1,755	1,815,477
Louisville Kentucky Regional Airport Authority, Refunding, RB, (AMBAC), AMT,
5.00%, 7/01/18	4,345	4,563,336

		13,471,147

Utilities — 20.4%
City of Owensboro, Kentucky, Refunding & Improvement, RB, (AGC),
5.00%, 9/15/26	1,005	1,076,847
Kentucky Infrastructure Authority, RB, Wastewater & Drinking Water, Series A,
4.00%, 2/01/29	1,025	1,026,917
Kentucky Municipal Power Agency, RB, Prairie State Project, Series A, (BHAC-CR, NPFGC),
5.25%, 9/01/42	3,500	3,615,780
Lexington-Fayette Urban County Government, RB, Series A,
5.00%, 7/01/11(a)	1,935	2,045,082
Louisville & Jefferson County Metropolitan Sewer District, Kentucky, RB:
Series A, (AGC), 4.25%, 5/15/38	2,030	1,956,007
Series A, (BHAC-CR, FGIC), 5.00%, 5/15/38	1,000	1,024,990
Series A, (NPFGC, FGIC), 5.00%, 5/15/38	3,750	3,835,950
Louisville Waterworks Board, Kentucky, RB, Louisville Water Co., (AGM),
5.25%, 11/15/10(a)	2,590	2,637,604

		17,219,177

		69,260,052

Multi-State — 4.8%
Housing — 4.8%
Centerline Equity Issuer Trust,
7.60%, 12/15/10(b)(c)	4,000	4,068,960

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	17

Schedule of Investments (continued)	BlackRock Kentucky Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Guam — 0.7%
County/City/Special District/School District — 0.4%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	$300	$306,474

Utilities — 0.3%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	220	221,645

		528,119

Puerto Rico — 7.3%
State — 4.2%
Commonwealth of Puerto Rico, Refunding, GO, Public Improvement, Series A-4, Remarketed,
5.25%, 7/01/30	215	219,173
Puerto Rico Sales Tax Financing Corp., RB, First, Sub-Series A,
6.38%, 8/01/39	3,000	3,300,420

		3,519,593

Transportation — 3.1%
Puerto Rico Highway & Transportation Authority, Refunding, RB, Series CC, (AGC),
5.50%, 7/01/31	2,500	2,658,025

		6,177,618

Virgin Islands — 0.1%
County/City/Special District/School District — 0.1%
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1,
5.00%, 10/01/39	100	96,711

Total Municipal Bonds — 94.7%		80,131,460

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Kentucky — 10.0%
County/City/Special District/School District — 2.5%
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A,
5.38%, 12/01/39	2,000	2,092,189

Health — 3.8%
Kentucky Economic Development Finance Authority, Kentucky, Refunding & Improvement, RB, St. Elizabeth, Series A,
5.50%, 5/01/39	3,075	3,199,107

Transportation — 3.7%
Lexington-Fayette Urban County Airport Board, Refunding, RB, Series A,
5.00%, 7/01/27	3,000	3,185,310

Total Municipal Bonds Transferred to Tender Option Bond Trusts (Cost — $8,157,569) — 10.0%		8,476,606

Total Long-Term Investments (Cost — $86,281,926) — 104.7%		88,608,066

	Shares
Short-Term Securities
FFI Institutional Tax-Exempt Fund,
0.24%(e)(f)	287,640	287,640

Total Short-Term Securities (Cost — $287,640) — 0.3%		287,640

Total Investments (Cost — $86,569,566*) — 105.0%		88,895,706
Other Assets Less Liabilities — 1.4%		1,142,262
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (6.4)%		(5,397,440)

Net Assets — 100.0%		$84,640,528

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$80,987,225

Gross unrealized appreciation	$3,064,543
Gross unrealized depreciation	(541,062)

Net unrealized appreciation	$2,523,481

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(d)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at June 30, 2009	Net Activity	Shares held at June 30, 2010	Income
FFI Institutional Tax-Exempt Fund	200,000	87,640	287,640	$7,472

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (concluded)	BlackRock Kentucky Municipal Bond Portfolio

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
20	U.S. Treasury Notes (10 Year)	September 2010	$2,450,938	($31,518)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$88,608,066	—	$88,608,066
Short-Term Securities	$287,640	—	—	287,640

Total	$287,640	$88,608,066	—	$88,895,706

1	See above Schedule of Investments for values in the state or political subdivision.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate contracts	$(31,518)	—	—	$(31,518)

2	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	19

Schedule of Investments June 30, 2010	BlackRock Ohio Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Multi-State — 2.2%
Housing — 2.2%
Centerline Equity Issuer Trust,
7.60%, 12/15/10(a)(b)	$1,000	$1,017,240
MuniMae Tax-Exempt Bond Subsidiary LLC, 7.50%,
6/30/49(a)(b)(c)	1,921	1,781,285

		2,798,525

Ohio — 80.0%
Corporate — 3.3%
Ohio Air Quality Development Authority, Refunding, PCRB, FirstEnergy, Series C,
5.63%, 6/01/18	1,000	1,084,750
Ohio Air Quality Development Authority, Refunding, RB, Columbus Southern Power Co., Series B,
5.80%, 12/01/38(c)	1,000	1,049,810
Ohio State Water Development Authority, RB, Water Quality, Series A,
5.00%, 6/01/30	1,000	1,077,000
State of Ohio, Refunding, RB, USX Corp. Project,
5.63%, 5/01/29	1,000	1,002,460

		4,214,020

County/City/Special District/School District — 22.8%
City of Brunswick Ohio, GO, Special Assessment,
6.30%, 12/01/14	120	122,943
City of Cincinnati Ohio, RB, Madison Circle Project, Series C,
5.00%, 11/01/32	1,750	1,762,705
City of Cleveland Ohio, GO, Various Purpose, Series A, (AGC),
5.00%, 12/01/29	1,000	1,045,740
City of Cleveland Ohio, RB, Series C, (AGC),
5.00%, 1/01/27	1,500	1,521,780
City of Cuyahoga Falls Ohio, Refunding, GO, Various Purpose,
4.25%, 12/01/34	455	436,281
City of Mason Ohio, GO, Various Purpose, Limited Tax,
4.25%, 12/01/27	1,000	1,010,030
County of Franklin Ohio, GO, Various Purpose,
5.00%, 12/01/31	1,500	1,599,390
County of Hamilton Ohio, RB, Sub-Series B, (AMBAC),
5.25%, 12/01/32	1,015	1,016,837
County of Lucas Ohio, GO, Various Purpose,
5.00%, 10/01/40	2,365	2,440,656
Fairfield City School District, GO,
7.45%, 12/01/14	1,000	1,107,550
Miamisburg City School District, GO, School Facilities Construction & Improvement:
5.00%, 12/01/33	1,500	1,586,490
(AGC), 5.00%, 12/01/29	1,035	1,096,189
(AGC), 4.75%, 12/01/36	1,000	1,010,340
Monroe Local School District, Refunding, GO, School Improvement, (AMBAC),
5.50%, 12/01/25	1,835	2,083,514
New Albany Community Authority, RB, Series B, (AMBAC),
5.13%, 10/01/21	2,750	2,817,018
Olentangy Local School District, GO, School Facilities Construction & Improvement,
5.00%, 12/01/36	1,700	1,780,257
Sylvania City School District, GO, School Improvement, (AGC),
5.25%, 12/01/36	1,500	1,564,380
Vandalia Butler City School District, GO, School Improvement:
5.13%, 12/01/37	3,000	3,131,910
5.00%, 12/01/38	2,000	2,090,640

		29,224,650

Education — 23.2%
Cleveland State University, RB, (NPFGC, FGIC),
5.00%, 6/01/34	3,000	3,016,830
Kent State University Revenues, RB, General Receipts, Series B, (AGC),
4.25%, 5/01/31	1,150	1,133,980
Ohio State Higher Educational Facility Commission Higher Educational, RB:
Denison University Project, 5.13%, 11/01/11(d)	3,000	3,220,470
Kenyon College Project, 5.25%, 7/01/44	5,000	5,177,100
Ohio State University, RB:
Series A, 5.25%, 12/01/12	2,290	2,546,549
Series A, 5.00%, 12/01/26	5,000	5,451,300
State of Ohio, RB:
Denison University 2007 Project, 5.00%, 11/01/32	2,500	2,636,325
Kenyon College Project, 5.00%, 7/01/41	2,500	2,505,125
State of Ohio, Refunding, RB, Case Western Reserve,
5.00%, 12/01/33	2,000	2,062,420
University of Cincinnati, RB, Series A, (NPFGC, FGIC),
5.00%, 6/01/31	2,000	2,018,120

		29,768,219

Health — 10.3%
County of Franklin Ohio, RB, Improvement, Nationwide Children’s Hospital,
5.25%, 11/01/40	4,500	4,606,380
County of Montgomery Ohio, RB:
Catholic Health Initiatives, Series D, 6.13%, 10/01/28	1,000	1,111,640
Catholic Health, Series A, 5.00%, 5/01/39	620	637,348
County of Scioto Ohio, RB, Southern Ohio Medical Center,
5.75%, 2/15/38	1,000	1,015,330
Ohio State Higher Educational Facility Commission Hospital, RB, University Hospital Health System, Inc., Series A:
4.50%, 1/15/31	1,950	1,774,305
(BHAC-CR), 5.25%, 1/15/46	3,940	4,067,459

		13,212,462

Housing — 7.0%
County of Franklin Ohio, RB, Wellington Village Project, Series A, (GNMA), AMT,
5.40%, 2/20/43	250	252,775
Ohio HFA, Ohio Mortgage Backed Securities, RB:
Series F, (GNMA, FNMA, FHLMC), 5.45%, 9/01/33	830	859,365
Series F, (GNMA, FNMA, FHLMC), 5.00%, 3/01/40	2,985	3,040,909
Series J, (GNMA, FNMA, FHLMC), 6.13%, 9/01/28	2,500	2,732,050
Ohio HFA, Ohio, RB, Series A, (AGM), 5.00%, 4/01/27	2,000	2,108,740

		8,993,839

Tobacco — 1.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset Backed Senior Turbo, Series A-2:
5.75%, 6/01/34	900	670,365
5.88%, 6/01/47	1,400	999,222
6.50%, 6/01/47	250	196,140

		1,865,727

Transportation — 2.4%
County of Scioto Ohio, Refunding, RB, Norfolk Southern Corp. Project,
5.30%, 8/15/13(c)	3,000	3,006,000

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2010

Schedule of Investments (continued)	BlackRock Ohio Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Par
	(000)	Value
Municipal Bonds
Ohio (continued)
Utilities — 9.5%
American Municipal Power-Ohio, Inc., RB, Prairie State Energy Campus Project, Series A,
5.25%, 2/15/25	$1,500	$1,592,730
City of Cincinnati Ohio, RB, Series B,
5.00%, 12/01/32	2,000	2,114,080
City of Cleveland Ohio, RB, Series B-1,
5.00%, 11/15/38	2,000	2,031,100
City of Columbus, Ohio System RB:
Series A, 4.50%, 6/01/29	2,000	2,025,120
Series A, 4.25%, 6/01/30	1,270	1,249,325
County of Hamilton Ohio, RB, Improvement, Metropolitan Sewer District, Series B, (NPFGC),
5.00%, 12/01/16	2,720	3,133,766

		12,146,121

		102,431,038

Guam — 0.8%
County/City/Special District/School District — 0.3%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	400	408,632

Utilities — 0.5%
Guam Government Waterworks Authority, RB, Water,
5.88%, 7/01/35	675	680,049

		1,088,681

Puerto Rico — 6.8%
State — 6.8%
Puerto Rico Public Finance Corp. Commonwealth, RB, Appropriation, Series E,
5.50%, 2/01/12(d)	2,990	3,220,918
Puerto Rico Sales Tax Financing Corp., RB, First, Sub-Series A,
6.38%, 8/01/39	5,000	5,500,700

		8,721,618

Virgin Islands — 0.1%
County/City/Special District/School District — 0.1%
Virgin Islands Public Finance Authority, RB, Senior Lien, Capital Projects, Series A-1,
5.00%, 10/01/39	100	96,711

Total Municipal Bonds — 89.9%		115,136,573

Municipal Bonds Transferred to Tender Option Bond Trusts (e) Ohio — 14.5%
Health — 14.5%
County of Allen Ohio, RB, Catholic Healthcare, Series A,
5.25%, 6/01/38	5,000	5,104,450
County of Montgomery Ohio, RB:
Catholic Health, Series A, 5.50%, 5/01/34	5,000	5,349,600
Various Purpose, Catholic Health, Series C-1, (AGM), 5.00%, 10/01/41	2,000	2,002,432
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A,
5.25%, 1/01/33	3,400	3,523,624
State of Ohio, RB, Cleveland Clinic Health, Series B,
5.50%, 1/01/34	2,500	2,647,850

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.5%		18,627,956

Total Long-Term Investments (Cost — $129,053,873) — 104.4%		133,764,529

	Shares
Short-Term Securities
CMA Ohio Municipal Money Fund,
0.04%(f)(g)	2,276,027	2,276,027

Total Short-Term Securities (Cost — $2,276,027) — 1.8%		2,276,027

Total Investments (Cost — $131,329,900*) — 106.2%		136,040,556
Other Assets Less Liabilities — 0.8%		980,035
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (7.0)%		(8,967,480)

Net Assets — 100.0%		$128,053,111

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$122,475,395

Gross unrealized appreciation	$5,343,725
Gross unrealized depreciation	(723,564)

Net unrealized appreciation	$4,620,161

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Securities represent a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	21

Schedule of Investments (concluded)	BlackRock Ohio Municipal Bond Portfolio

(c)	Variable rate security. Rate shown is as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 to the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at June 30, 2009	Net Activity	Shares held at June 30, 2010	Income
CMA Ohio Municipal Money Fund	2,228,499	47,528	2,276,027	$1,817

(g)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation
32	U.S. Treasury Notes (10 Year)	September 2010	$3,921,500	($50,430)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	—	$133,764,529	—	$133,764,529
Short-Term Securities	$2,276,027	—	—	2,276,027

Total	$2,276,027	$133,764,529	—	$136,040,556

1	See above Schedule of Investments for values in the state or political subdivision.

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate contracts	$(50,430)	—	—	$(50,430)

2	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2010

Statements of Assets and Liabilities

June 30, 2010	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$469,979,006	$88,608,066	$133,764,529
Investments at value - affiliated[2]	42,707,117	287,640	2,276,027
Cash pledged as collateral in connection with financial futures contracts	156,000	47,000	75,000
Cash	208	—	—
Interest receivable	7,211,771	1,374,458	1,546,858
Investments sold receivable	—	10,179	—
Capital shares sold receivable	640,918	90,580	128,040
Receivable from advisor	67,797	14,654	30,758
Dividends receivable - affiliated	4,746	56	123
Prepaid expenses	46,409	10,718	11,501

Total assets	520,813,972	90,443,351	137,832,836

Accrued Liabilities
Investments purchased payable	8,591,173	—	—
Income dividends payable	1,495,233	253,194	399,039
Interest expense and fees payable	373,527	12,440	22,480
Capital shares redeemed payable	351,095	27,277	221,005
Investment advisory fees payable	272,054	50,832	96,132
Other affiliates payable	137,854	24,498	38,137
Professional fees payable	37,823	30,132	32,215
Service and distribution fees payable	29,266	8,712	12,472
Officer’s and Trustees’ fees payable	5,290	3,344	3,559
Margin variation payable	1,123	225	359
Other accrued expenses payable	21,142	7,169	9,327

Total accrued liabilities	11,315,580	417,823	834,725

Other Liabilities
Trust certificates[3]	33,580,000	5,385,000	8,945,000

Total Liabilities	44,895,580	5,802,823	9,779,725

Net Assets	$475,918,392	$84,640,528	$128,053,111

Net Assets Consist of
Paid-in capital	$481,024,407	$85,314,982	$125,339,911
Undistributed net investment income	1,040,531	650,848	293,458
Accumulated net realized loss	(25,176,948)	(3,619,924)	(2,240,484)
Net unrealized appreciation/depreciation	19,030,402	2,294,622	4,660,226

Net Assets	$475,918,392	$84,640,528	$128,053,111

[1] Investments at cost - unaffiliated	$450,791,793	$86,281,926	$129,053,873
[2] Investments at cost - affiliated	$42,707,117	$287,640	$2,276,027
[3] Represents short-term floating rate certificates issued by tender option bond trusts

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	23

Statements of Assets and Liabilities (concluded)

June 30, 2010	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
Net Asset Value
BlackRock
Net assets	$12,707,242	—	—

Shares outstanding[1]	1,186,459	—	—

Net asset value	$10.71	—	—

Institutional
Net assets	$384,132,440	$64,294,184	$99,331,732

Shares outstanding[1]	35,872,296	6,953,777	9,534,529

Net asset value	$10.71	$9.25	$10.42

Service
Net assets	$1,021,363	$260,739	$2,857,383

Shares outstanding[1]	95,454	28,175	273,953

Net asset value	$10.70	$9.25	$10.43

Investor A
Net assets	$55,148,110	$12,707,061	$15,621,408

Shares outstanding[1]	5,148,555	1,374,269	1,499,171

Net asset value	$10.71	$9.25	$10.42

Investor B
Net assets	$1,164,530	$802,269	$860,098

Shares outstanding[1]	108,740	86,749	82,527

Net asset value	$10.71	$9.25	$10.42

Investor C
Net assets	$21,744,707	$6,576,275	$9,382,490

Shares outstanding[1]	2,030,381	709,540	899,854

Net asset value	$10.71	$9.27	$10.43

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2010

Statements of Operations

	BlackRock	BlackRock	BlackRock
Year Ended June 30, 2010	AMT-Free Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio	Ohio Municipal Bond Portfolio
Investment Income
Interest	$22,284,879	$4,134,534	$6,193,505
Dividends - affiliated	47,676	7,472	1,817
Dividends	137	36	40

Total income	22,332,692	4,142,042	6,195,362

Expenses
Investment advisory	2,105,446	428,046	599,395
Transfer agent - class specific	661,000	105,650	176,666
Administration	315,817	58,370	89,909
Service and distribution - class specific	302,118	104,010	143,314
Administration - class specific	105,188	19,438	29,953
Registration	76,923	15,760	14,503
Professional	66,055	49,707	52,762
Printing	63,709	17,311	26,799
Custodian	29,652	7,385	10,404
Officer and Trustees	24,497	16,624	17,618
Miscellaneous	49,898	16,031	21,537
Recoupment of past waived fees - class specific	—	131	—

Total expenses excluding interest expense and fees	3,800,303	838,463	1,182,860
Interest expense and fees[1]	82,416	33,835	51,093

Total expenses	3,882,719	872,298	1,233,953
Less fees waived by advisor	(670,045)	(145,972)	(103,512)
Less administration fees waived - class specific	(88,731)	(16,428)	(26,569)
Less transfer agent fees waived - class specific	(1,321)	(317)	(642)
Less transfer agent fees reimbursed - class specific	(362,702)	(69,594)	(167,291)

Total expenses after fees waived and reimbursed	2,759,920	639,987	935,939

Net investment income	19,572,772	3,502,055	5,259,423

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(111,216)	16,949	429,826
Financial futures contracts	24,943	(15,369)	36,034

	(86,273)	1,580	465,860

Net change in unrealized appreciation/depreciation on:
Investments	21,259,273	3,056,917	5,039,162
Financial futures contracts	(156,811)	(31,518)	(50,430)

	21,102,462	3,025,399	4,988,732

Total realized and unrealized gain	21,016,189	3,026,979	5,454,592

Net Increase in Net Assets Resulting from Operations	$40,588,961	$6,529,034	$10,714,015

1	Related to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	25

Statements of Changes in Net Assets

	BlackRock AMT-Free Municipal Bond Portfolio		BlackRock Kentucky Municipal Bond Portfolio		BlackRock Ohio Municipal Bond Portfolio
	Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009	2010	2009
Operations
Net investment income	$19,572,772	$16,585,933	$3,502,055	$3,304,045	$5,259,423	$4,514,995
Net realized gain (loss)	(86,273)	(5,411,905)	1,580	(261,386)	465,860	(194,665)
Net change in unrealized appreciation/depreciation	21,102,462	(3,262,857)	3,025,399	(1,187,797)	4,988,732	(1,409,400)

Net increase in net assets resulting from operations	40,588,961	7,911,171	6,529,034	1,854,862	10,714,015	2,910,930

Dividends to Shareholders From
Net investment income:
BlackRock	(627,092)	(582,225)	—	—	—	—
Institutional	(16,085,674)	(14,446,041)	(2,674,797)	(2,628,841)	(4,273,646)	(3,723,415)
Service	(73,974)	(79,929)	(8,506)	(9,732)	(127,294)	(84,527)
Investor A	(1,977,223)	(952,985)	(494,135)	(395,019)	(552,877)	(346,892)
Investor B	(63,708)	(98,979)	(37,152)	(48,013)	(53,033)	(105,797)
Investor C	(685,229)	(374,057)	(232,896)	(218,922)	(309,071)	(236,676)

Decrease in net assets resulting from dividends to shareholders	(19,512,900)	(16,534,216)	(3,447,486)	(3,300,527)	(5,315,921)	(4,497,307)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	90,636,817	46,159,964	12,088,458	(6,700,157)	13,569,710	3,843,943

Net Assets
Total increase (decrease) in net assets	111,712,878	37,536,919	15,170,006	(8,145,822)	18,967,804	2,257,566
Beginning of year	364,205,514	326,668,595	69,470,522	77,616,344	109,085,307	106,827,741

End of year	$475,918,392	$364,205,514	$84,640,528	$69,470,522	$128,053,111	$109,085,307

Undistributed net investment income	$1,040,531	$1,043,637	$650,848	$685,300	$293,458	$373,518

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2010

Statement of Cash Flows

Year Ended June 30, 2010	BlackRock Ohio Municipal Bond Portfolio
Cash Used for Operating Activities
Net increase in net assets resulting from operations	$10,714,015
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in cash collateral pledged for financial futures contracts	(75,000)
Increase in interest receivable	(335,296)
Decrease in prepaid expenses	727
Increase in interest expense payable	8,518
Increase in investment advisory fees payable	65,633
Increase in other affiliates payable	26,506
Decrease in Officer’s and Trustees’ fees payable	(1,465)
Decrease in other accrued expenses payable	(3,431)
Increase in receivable from advisor	(29,694)
Increase in futures variation margin payable	359
Net change in unrealized (appreciation)/depreciation	(5,039,162)
Net realized gain from sales of long-term investments	(429,826)
Amortization of premium and discount on investments	84,370
Proceeds from sales of long-term investments	34,508,348
Purchases of long-term investments	(53,155,283)
Net purchases of short-term securities	(12,864)

Cash used for operating activities	(13,673,545)

Cash Provided by Financing Activities
Cash receipts from trust certificates	13,500,000
Cash payments for trust certificates	(8,250,000)
Proceeds from shares sold	32,712,070
Shares redeemed	(20,201,901)
Cash dividends paid to shareholders	(4,086,624)

Cash provided by financing activities	13,673,545

Cash
Net increase (decrease) in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Cash Flow Information
Cash paid during the year for interest	$42,575

Noncash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,178,087

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	27

Financial Highlights	BlackRock AMT-Free Municipal Bond Portfolio

	BlackRock Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$10.99	$11.11

Net investment income[1]	0.51	0.50	0.39	0.46	0.47	0.49
Net realized and unrealized gain (loss)	0.55	(0.29)	(0.26)	(0.22)	(0.06)	(0.17)

Net increase from investment operations	1.06	0.21	0.13	0.24	0.41	0.32

Dividends and distributions from:
Net investment income	(0.51)	(0.50)	(0.37)	(0.46)	(0.47)	(0.44)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.51)	(0.50)	(0.39)	(0.46)	(0.47)	(0.44)

Net asset value, end of period	$10.71	$10.16	$10.45	$10.71	$10.93	$10.99

Total Investment Return[2]
Based on net asset value	10.56%	2.17%	1.20%[3]	2.27%	3.83%	3.23%

Ratios to Average Net Assets
Total expenses	0.70%	0.73%	0.81%[4]	0.88%	0.88%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.51%	0.47%	0.58%[4]	0.65%	0.64%	0.57%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.49%	0.45%	0.45%[4]	0.45%	0.45%	0.45%

Net investment income	4.80%	4.98%	4.92%[4]	4.26%	4.35%	4.39%

Supplemental Data
Net assets, end of period (000)	$12,707	$12,554	$11,270	$24,027	$71,890	$85,552

Portfolio turnover	93%	89%	69%	88%	66%	87%

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Institutional Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.11

Net investment income[1]	0.50	0.50	0.39	0.46	0.46	0.47
Net realized and unrealized gain (loss)	0.55	(0.29)	(0.26)	(0.22)	(0.07)	(0.12)

Net increase from investment operations	1.05	0.21	0.13	0.24	0.39	0.35

Dividends and distributions from:
Net investment income	(0.50)	(0.50)	(0.37)	(0.46)	(0.46)	(0.46)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.50)	(0.50)	(0.39)	(0.46)	(0.46)	(0.46)

Net asset value, end of period	$10.71	$10.16	$10.45	$10.71	$10.93	$11.00

Total Investment Return[2]
Based on net asset value	10.47%	2.14%	1.18%[3]	2.25%	3.65%	3.17%

Ratios to Average Net Assets
Total expenses	0.88%	0.74%	0.81%[4]	0.88%	0.92%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.59%	0.50%	0.60%[4]	0.68%	0.71%	0.72%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.57%	0.48%	0.48%[4]	0.48%	0.52%	0.60%

Net investment income	4.72%	4.94%	4.87%[4]	4.27%	4.26%	4.24%

Supplemental Data
Net assets, end of period (000)	$384,132	$301,817	$293,812	$278,479	$271,641	$295,737

Portfolio turnover	93%	89%	69%	88%	66%	87%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	29

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Service Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.15	$10.44	$10.70	$10.92	$10.99	$11.10

Net investment income[1]	0.47	0.47	0.37	0.43	0.43	0.44
Net realized and unrealized gain (loss)	0.55	(0.29)	(0.26)	(0.22)	(0.08)	(0.12)

Net increase from investment operations	1.02	0.18	0.11	0.21	0.35	0.32

Dividends and distributions from:
Net investment income	(0.47)	(0.47)	(0.34)	(0.43)	(0.42)	(0.43)
Net realized gain	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.47)	(0.47)	(0.37)	(0.43)	(0.42)	(0.43)

Net asset value, end of period	$10.70	$10.15	$10.44	$10.70	$10.92	$10.99

Total Investment Return[2]
Based on net asset value	10.23%	1.86%	0.97%[3]	1.91%	3.29%	2.91%

Ratios to Average Net Assets
Total expenses	0.97%	1.01%	1.10%[4]	1.19%	1.62%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%	0.77%	0.88%[4]	0.99%	1.07%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.79%	0.75%	0.76%[4]	0.79%	0.88%	0.86%

Net investment income	4.50%	4.66%	4.62%[4]	3.96%	3.91%	3.99%

Supplemental Data
Net assets, end of period (000)	$1,021	$1,820	$1,896	$1,158	$1,249	$2,312

Portfolio turnover	93%	89%	69%	88%	66%	87%

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Investor A Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.12

Net investment income[1]	0.47	0.47	0.36	0.43	0.43	0.44
Net realized and unrealized gain (loss)	0.55	(0.29)	(0.26)	(0.22)	(0.07)	(0.13)

Net increase from investment operations	1.02	0.18	0.10	0.21	0.36	0.31

Dividends and distributions from:
Net investment income	(0.47)	(0.47)	(0.34)	(0.43)	(0.43)	(0.43)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.47)	(0.47)	(0.36)	(0.43)	(0.43)	(0.43)

Net asset value, end of period	$10.71	$10.16	$10.45	$10.71	$10.93	$11.00

Total Investment Return[2]
Based on net asset value	10.22%	1.84%	0.94%[3]	1.92%	3.35%	2.81%

Ratios to Average Net Assets
Total expenses	0.97%	1.02%	1.13%[4]	1.20%	1.31%	1.30%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%	0.78%	0.92%[4]	0.99%	1.01%	0.98%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.79%	0.76%	0.79%[4]	0.79%	0.82%	0.86%

Net investment income	4.47%	4.64%	4.54%[4]	3.96%	3.97%	3.99%

Supplemental Data
Net assets, end of period (000)	$55,148	$31,307	$12,265	$9,868	$9,713	$8,965

Portfolio turnover	93%	89%	69%	88%	66%	87%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	31

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Investor B Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.11

Net investment income[1]	0.47	0.47	0.36	0.39	0.35	0.36
Net realized and unrealized gain (loss)	0.55	(0.30)	(0.26)	(0.21)	(0.08)	(0.12)

Net increase from investment operations	1.02	0.17	0.10	0.18	0.27	0.24

Dividends and distributions from:
Net investment income	(0.47)	(0.46)	(0.34)	(0.40)	(0.34)	(0.35)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.47)	(0.46)	(0.36)	(0.40)	(0.34)	(0.35)

Net asset value, end of period	$10.71	$10.16	$10.45	$10.71	$10.93	$11.00

Total Investment Return[2]
Based on net asset value	10.15%	1.80%	0.92%[3]	1.63%	2.55%	2.14%

Ratios to Average Net Assets
Total expenses	1.04%	1.07%	1.16%[4]	1.51%	1.99%	1.96%

Total expenses after fees waived, reimbursed and paid indirectly	0.88%	0.84%	0.95%[4]	1.30%	1.79%	1.73%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.86%	0.82%	0.83%[4]	1.10%	1.60%	1.61%

Net investment income	4.45%	4.63%	4.53%[4]	3.65%	3.20%	3.24%

Supplemental Data
Net assets, end of period (000)	$1,165	$1,793	$2,385	$3,088	$4,168	$4,839

Portfolio turnover	93%	89%	69%	88%	66%	87%

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock AMT-Free Municipal Bond Portfolio

	Investor C Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.16	$10.45	$10.71	$10.93	$11.00	$11.12

Net investment income[1]	0.39	0.39	0.30	0.35	0.35	0.36
Net realized and unrealized gain (loss)	0.55	(0.29)	(0.26)	(0.22)	(0.07)	(0.13)

Net increase from investment operations	0.94	0.10	0.04	0.13	0.28	0.23

Distributions and dividends from:
Net investment income	(0.39)	(0.39)	(0.28)	(0.35)	(0.35)	(0.35)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.39)	(0.39)	(0.30)	(0.35)	(0.35)	(0.35)

Net asset value, end of period	$10.71	$10.16	$10.45	$10.71	$10.93	$11.00

Total Investment Return[2]
Based on net asset value	9.39%	1.08%	0.39%[3]	1.16%	2.59%	2.05%

Ratios to Average Net Assets
Total expenses	1.73%	1.77%	1.86%[4]	1.95%	1.95%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.57%	1.53%	1.65%[4]	1.74%	1.75%	1.74%

Total expenses after feed waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.55%	1.51%	1.53%[4]	1.54%	1.56%	1.62%

Net investment income	3.72%	3.89%	3.79%[4]	3.22%	3.22%	3.26%

Supplemental Data
Net assets, end of period (000)	$21,745	$14,914	$5,040	$3,913	$2,662	$2,303

Portfolio turnover	93%	89%	69%	88%	66%	87%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	33

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Institutional Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73

Net investment income[1]	0.42	0.42	0.33	0.41	0.46	0.46
Net realized and unrealized gain (loss)	0.38	(0.14)	(0.26)	(0.21)	(0.18)	(0.14)

Net increase from investment operations	0.80	0.28	0.07	0.20	0.28	0.32

Dividends and distributions from:
Net investment income	(0.42)	(0.42)	(0.31)	(0.51)	(0.39)	(0.36)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.42)	(0.42)	(0.33)	(0.51)	(0.39)	(0.36)

Net asset value, end of period	$9.25	$8.87	$9.01	$9.27	$9.58	$9.69

Total Investment Return[2]
Based on net asset value	9.15%	3.28%	0.75%[3]	2.13%	3.01%	3.35%

Ratios to Average Net Assets
Total expenses	1.02%	0.87%	1.06%[4]	1.19%	1.39%	1.26%

Total expenses after fees waived, reimbursed and paid indirectly	0.69%	0.64%	0.83%[4]	1.02%	1.22%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.65%	0.63%	0.62%[4]	0.62%	0.66%	0.70%

Net investment income	4.63%	4.80%	4.86%[4]	4.41%	4.81%	4.69%

Supplemental Data
Net assets, end of period (000)	$64,294	$52,848	$61,330	$80,671	$61,918	$71,188

Portfolio turnover	28%	35%	21%	39%	8%	4%

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Service Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$9.01	$9.27	$9.59	$9.70	$9.74

Net investment income[1]	0.39	0.39	0.31	0.39	0.43	0.43
Net realized and unrealized gain (loss)	0.37	(0.12)	(0.26)	(0.23)	(0.18)	(0.14)

Net increase from investment operations	0.76	0.27	0.05	0.16	0.25	0.29

Dividends and distributions from:
Net investment income	(0.39)	(0.40)	(0.29)	(0.48)	(0.36)	(0.33)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.39)	(0.40)	(0.31)	(0.48)	(0.36)	(0.33)

Net asset value, end of period	$9.25	$8.88	$9.01	$9.27	$9.59	$9.70

Total Investment Return[2]
Based on net asset value	8.65%	3.12%	0.54%[3]	1.70%	2.69%	3.04%

Ratios to Average Net Assets
Total expenses	1.23%	1.13%	1.35%[4]	1.51%	1.68%	1.52%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	0.91%	1.11%[4]	1.34%	1.53%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.99%	0.90%	0.90%[4]	0.94%	0.97%	1.00%

Net investment income	4.26%	4.51%	4.56%[4]	4.10%	4.50%	4.38%

Supplemental Data
Net assets, end of period (000)	$261	$149	$287	$290	$263	$248

Portfolio turnover	28%	35%	21%	39%	8%	4%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	35

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Investor A Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73

Net investment income[1]	0.40	0.40	0.32	0.38	0.43	0.42
Net realized and unrealized gain (loss)	0.38	(0.14)	(0.27)	(0.21)	(0.18)	(0.14)

Net increase from investment operations	0.78	0.26	0.05	0.17	0.25	0.28

Dividends and distributions from:
Net investment income	(0.40)	(0.40)	(0.29)	(0.48)	(0.36)	(0.32)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.40)	(0.40)	(0.31)	(0.48)	(0.36)	(0.32)

Net asset value, end of period	$9.25	$8.87	$9.01	$9.27	$9.58	$9.69

Total Investment Return[2]
Based on net asset value	8.88%	3.00%	0.56%[3]	1.86%	2.68%	2.95%

Ratios to Average Net Assets
Total expenses	1.13%	1.14%	1.33%[4]	1.46%	1.75%	1.61%

Total expenses excluding recoupment of past waived fees	1.13%	1.14%	1.33%[4]	1.46%	1.75%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly	0.94%	0.91%	1.10%[4]	1.27%	1.53%	1.44%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.90%	0.90%	0.89%[4]	0.87%	0.97%	1.09%

Net investment income	4.37%	4.54%	4.59%[4]	4.07%	4.50%	4.28%

Supplemental Data
Net assets, end of period (000)	$12,707	$9,841	$8,489	$14,185	$6,240	$6,377

Portfolio turnover	28%	35%	21%	39%	8%	4%

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Investor B Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.01	$9.27	$9.58	$9.69	$9.73

Net investment income[1]	0.34	0.34	0.27	0.33	0.36	0.35
Net realized and unrealized gain (loss)	0.37	(0.14)	(0.27)	(0.22)	(0.18)	(0.14)

Net increase from investment operations	0.71	0.20	—	0.11	0.18	0.21

Dividends and distributions from:
Net investment income	(0.33)	(0.34)	(0.24)	(0.42)	(0.29)	(0.25)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.33)	(0.34)	(0.26)	(0.42)	(0.29)	(0.25)

Net asset value, end of period	$9.25	$8.87	$9.01	$9.27	$9.58	$9.69

Total Investment Return[2]
Based on net asset value	8.12%	2.29%	0.02%[3]	1.14%	1.94%	2.18%

Ratios to Average Net Assets
Total expenses	1.93%	1.92%	2.11%[4]	2.24%	2.47%	2.27%

Total expenses after fees waived, reimbursed and paid indirectly	1.64%	1.61%	1.81%[4]	2.00%	2.27%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.60%	1.60%	1.60%[4]	1.60%	1.71%	1.85%

Net investment income	3.71%	3.84%	3.89%[4]	3.46%	3.78%	3.55%

Supplemental Data
Net assets, end of period (000)	$802	$1,129	$1,431	$1,714	$2,233	$3,578

Portfolio turnover	28%	35%	21%	39%	8%	4%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	37

Financial Highlights (continued)	BlackRock Kentucky Municipal Bond Portfolio

	Investor C Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.89	$9.03	$9.29	$9.61	$9.71	$9.76

Net investment income[1]	0.34	0.34	0.27	0.31	0.36	0.35
Net realized and unrealized gain (loss)	0.37	(0.14)	(0.27)	(0.21)	(0.17)	(0.15)

Net increase from investment operations	0.71	0.20	—	0.10	0.19	0.20

Dividends and distributions from:
Net investment income	(0.33)	(0.34)	(0.24)	(0.42)	(0.29)	(0.25)
Net realized gain	—	—	(0.02)	—	—	—

Total dividends and distributions	(0.33)	(0.34)	(0.26)	(0.42)	(0.29)	(0.25)

Net asset value, end of period	$9.27	$8.89	$9.03	$9.29	$9.61	$9.71

Total Investment Return[2]
Based on net asset value	8.09%	2.28%	0.02%[3]	1.06%	2.04%	2.07%

Ratios to Average Net Assets
Total expenses	1.89%	1.90%	2.11%[4]	2.21%	2.41%	2.27%

Total expenses excluding recoupment of past waived fees	1.89%	1.90%	2.11%[4]	2.21%	2.41%	2.27%

Total expenses after fees waived, reimbursed and paid indirectly	1.64%	1.61%	1.81%[4]	1.98%	2.24%	2.21%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.60%	1.60%	1.60%[4]	1.58%	1.68%	1.86%

Net investment income	3.67%	3.82%	3.85%[4]	3.30%	3.75%	3.55%

Supplemental Data
Net assets, end of period (000)	$6,576	$5,503	$6,080	$8,347	$1,115	$938

Portfolio turnover	28%	35%	21%	39%	8%	4%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Institutional Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.08	$10.34	$10.52	$10.64	$10.88

Net investment income[1]	0.47	0.43	0.35	0.46	0.48	0.48
Net realized and unrealized gain (loss)	0.50	(0.15)	(0.24)	(0.20)	(0.13)	(0.21)

Net increase from investment operations	0.97	0.28	0.11	0.26	0.35	0.27

Dividends and distributions from:
Net investment income	(0.48)	(0.43)	(0.34)	(0.44)	(0.47)	(0.51)
Net realized gain	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.48)	(0.43)	(0.37)	(0.44)	(0.47)	(0.51)

Net asset value, end of period	$10.42	$9.93	$10.08	$10.34	$10.52	$10.64

Total Investment Return[2]
Based on net asset value	9.82%	2.94%	0.99%[3]	2.54%	3.37%	2.55%

Ratios to Average Net Assets
Total expenses	0.94%	0.81%	1.03%[4]	1.49%	1.42%	1.29%

Total expenses after fees waived, reimbursed and paid indirectly	0.65%	0.64%	0.89%[4]	1.38%	1.27%	1.04%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.61%	0.60%	0.60%[4]	0.60%	0.60%	0.60%

Net investment income	4.52%	4.41%	4.52%[4]	4.45%	4.56%	4.47%

Supplemental Data
Net assets, end of period (000)	$99,332	$86,158	$86,352	$85,200	$87,546	$100,501

Portfolio turnover	29%	35%	43%	21%	13%	9%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	39

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Service Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.94	$10.09	$10.35	$10.53	$10.65	$10.89

Net investment income[1]	0.44	0.41	0.32	0.43	0.44	0.45
Net realized and unrealized gain (loss)	0.49	(0.16)	(0.24)	(0.20)	(0.12)	(0.21)

Net increase from investment operations	0.93	0.25	0.08	0.23	0.32	0.24

Dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.31)	(0.41)	(0.44)	(0.48)
Net realized gain	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.44)	(0.40)	(0.34)	(0.41)	(0.44)	(0.48)

Net asset value, end of period	$10.43	$9.94	$10.09	$10.35	$10.53	$10.65

Total Investment Return[2]
Based on net asset value	9.49%	2.63%	0.77%[3]	2.24%	3.06%	2.24%

Ratios to Average Net Assets
Total expenses	1.04%	1.08%	1.30%[4]	1.76%	1.67%	1.54%

Total expenses after fees waived, reimbursed and paid indirectly	0.95%	0.94%	1.18%[4]	1.67%	1.57%	1.34%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.91%	0.90%	0.89%[4]	0.89%	0.90%	0.90%

Net investment income	4.22%	4.11%	4.20%[4]	4.14%	4.25%	4.16%

Supplemental Data
Net assets, end of period (000)	$2,857	$2,665	$2,386	$1,765	$1,122	$736

Portfolio turnover	29%	35%	43%	21%	13%	9%

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Investor A Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.09	$10.34	$10.52	$10.64	$10.88

Net investment income[1]	0.44	0.41	0.33	0.44	0.45	0.44
Net realized and unrealized gain (loss)	0.50	(0.16)	(0.23)	(0.20)	(0.14)	(0.21)

Net increase from investment operations	0.94	0.25	0.10	0.24	0.31	0.23

Dividends and distributions from:
Net investment income	(0.45)	(0.41)	(0.32)	(0.42)	(0.43)	(0.47)
Net realized gain	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.45)	(0.41)	(0.35)	(0.42)	(0.43)	(0.47)

Net asset value, end of period	$10.42	$9.93	$10.09	$10.34	$10.52	$10.64

Total Investment Return[2]
Based on net asset value	9.54%	2.58%	0.90%[3]	2.29%	3.05%	2.14%

Ratios to Average Net Assets
Total expenses	1.06%	1.11%	1.36%[4]	1.81%	1.81%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	0.91%	0.89%	1.14%[4]	1.63%	1.57%	1.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	0.87%	0.85%	0.85%[4]	0.85%	0.90%	0.99%

Net investment income	4.24%	4.15%	4.26%[4]	4.21%	4.26%	4.05%

Supplemental Data
Net assets, end of period (000)	$15,621	$9,612	$7,833	$6,938	$7,557	$8,873

Portfolio turnover	29%	35%	43%	21%	13%	9%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	41

Financial Highlights (continued)	BlackRock Ohio Municipal Bond Portfolio

	Investor B Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.09	$10.34	$10.52	$10.64	$10.88

Net investment income[1]	0.35	0.33	0.27	0.35	0.36	0.36
Net realized and unrealized gain (loss)	0.50	(0.17)	(0.24)	(0.20)	(0.13)	(0.21)

Net increase from investment operations	0.85	0.16	0.03	0.15	0.23	0.15

Dividends and distributions from:
Net investment income	(0.36)	(0.32)	(0.25)	(0.33)	(0.35)	(0.39)
Net realized gain	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.36)	(0.32)	(0.28)	(0.33)	(0.35)	(0.39)

Net asset value, end of period	$10.42	$9.93	$10.09	$10.34	$10.52	$10.64

Total Investment Return[2]
Based on net asset value	8.62%	1.72%	0.27%[3]	1.43%	2.22%	1.38%

Ratios to Average Net Assets
Total expenses	1.86%	1.87%	2.09%[4]	2.55%	2.46%	2.29%

Total expenses after fees waived, reimbursed and paid indirectly	1.76%	1.74%	1.98%[4]	2.47%	2.39%	2.19%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.72%	1.69%	1.69%[4]	1.69%	1.72%	1.75%

Net investment income	3.46%	3.33%	3.45%[4]	3.38%	3.46%	3.32%

Supplemental Data
Net assets, end of period (000)	$860	$2,458	$4,157	$5,142	$7,070	$9,424

Portfolio turnover	29%	35%	43%	21%	13%	9%

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2010

Financial Highlights (concluded)	BlackRock Ohio Municipal Bond Portfolio

	Investor C Shares
	Year Ended June 30,		Period October 1, 2007 to June 30, 2008	Year Ended September 30,
	2010	2009		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.94	$10.09	$10.35	$10.53	$10.65	$10.89

Net investment income[1]	0.36	0.33	0.27	0.35	0.36	0.36
Net realized and unrealized gain (loss)	0.50	(0.15)	(0.25)	(0.20)	(0.13)	(0.21)

Net increase from investment operations	0.86	0.18	0.02	0.15	0.23	0.15

Dividends and distributions from:
Net investment income	(0.37)	(0.33)	(0.25)	(0.33)	(0.35)	(0.39)
Net realized gain	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.37)	(0.33)	(0.28)	(0.33)	(0.35)	(0.39)

Net asset value, end of period	$10.43	$9.94	$10.09	$10.35	$10.53	$10.65

Total Investment Return[2]
Based on net asset value	8.65%	1.84%	0.18%[3]	1.42%	2.24%	1.38%

Ratios to Average Net Assets
Total expenses	1.81%	1.85%	2.08%[4]	2.56%	2.44%	2.28%

Total expenses after fees waived, reimbursed and paid indirectly	1.72%	1.71%	1.97%[4]	2.48%	2.36%	2.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense and fees[5]	1.68%	1.67%	1.67%[4]	1.70%	1.69%	1.74%

Net investment income	3.44%	3.32%	3.44%[4]	3.37%	3.46%	3.30%

Supplemental Data
Net assets, end of period (000)	$9,382	$8,192	$6,100	$6,002	$7,832	$7,063

Portfolio turnover	29%	35%	43%	21%	13%	9%

1	Based on average shares outstanding.

2	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

3	Aggregate total investment return.

4	Annualized.

5	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2010	43

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2010, the Trust had 33 series, of which BlackRock AMT-Free Municipal Bond Portfolio (“AMT-Free Municipal Bond”), BlackRock Kentucky Municipal Bond Portfolio (“Kentucky Municipal Bond”) and BlackRock Ohio Municipal Bond Portfolio (“Ohio Municipal Bond”) (collectively the “Funds”) are included in these financial statements. Each of the Funds is non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in the market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

44	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates
AMT-Free Municipal Bond	$68,966,649	$33,580,000	0.15% - 0.32%
Kentucky Municipal Bond	$8,476,606	$5,385,000	0.31% - 0.36%
Ohio Municipal Bond	$18,627,956	$8,945,000	0.31% - 0.36%

For the year ended June 30, 2010, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate
AMT-Free Municipal Bond	$32,410,000	0.26%
Kentucky Municipal Bond	$6,385,000	0.26%
Ohio Municipal Bond	$9,945,000	0.28%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for the year ended September 30, 2007 and for each of the three periods ended June 30, 2010. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to interest rate risk. These transactions may be transacted on an exchange.

BLACKROCK FUNDS II	JUNE 30, 2010	45

Notes to Financial Statements (continued)

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults by the exchange on which they trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.

Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010
Liability Derivatives
	Statements of Assets and Liabilities Location	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Interest rate contracts	Net unrealized appreciation/ depreciation*	$(156,811)	$(31,518)	$(50,430)

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations Year Ended June 30, 2010
Net Realized Gain (Loss) from
	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Interest rate contracts:
Financial futures contracts	$24,943	$(15,369)	$36,034

Net Change in Unrealized Appreciation/Depreciation on
	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Interest rate contracts:
Financial futures contracts	$(156,811)	$(31,518)	$(50,430)

For the year ended June 30, 2010, the average quarterly balance of outstanding derivatives financial instruments was as follows:

	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Financial futures contracts:
Average number of contracts purchased	5	1	2
Average number of contracts sold	25	5	8
Average notional value of contracts purchased	$519,539	$115,453	$259,770
Average notional value of contracts sold	$3,063,672	$612,735	$980,375

46	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

	AMT-Free Municipal Bond and Ohio Municipal Bond	Kentucky Municipal Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.500%	0.550%
$1 Billion – $2 Billion	0.450	0.500
$2 Billion – $3 Billion	0.425	0.475
Greater Than $3 Billion	0.400	0.450

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets were as follows:

	AMT-Free Municipal Bond		Kentucky Municipal Bond	Ohio Municipal Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Contractual[1]
BlackRock	0.49%	—	N/A	N/A
Institutional	0.60%	0.57%	0.65%	0.61%
Service	0.90%	0.87%	1.00%	0.92%
Investor A	1.07%	—	0.95%	0.87%
Investor B	1.82%	—	1.60%	1.82%
Investor C	1.82%	—	1.60%	1.82%

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement before November 1, 2010 unless approved by the Board, including a majority of the non-interested Trustees.
2	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

These amounts are included in fees waived by advisor, fees waived by administrator — class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the year ended June 30, 2010, the amounts included in fees waived by advisor were as follows:

AMT-Free Municipal Bond	$660,072
Kentucky Municipal Bond	$144,187
Ohio Municipal Bond	$89,986

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended June 30, 2010, the amounts waived were as follows.

AMT-Free Municipal Bond	$9,973
Kentucky Municipal Bond	1,785
Ohio Municipal Bond	13,526

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended June 30, 2010, the Manager recouped $88 and $43 of the Investor A and Investor C Shares waivers previously recorded by the Kentucky Municipal Bond.

On June 30, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30,
	2011	2012
AMT-Free Municipal Bond	$779,549	$1,009,224
Kentucky Municipal Bond	$165,552	$230,745
Ohio Municipal Bond	$142,478	$284,488

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on June 30, 2010:

AMT-Free Municipal Bond	$518,077
Kentucky Municipal Bond	$157,151
Ohio Municipal Bond	$102,785

BLACKROCK FUNDS II	JUNE 30, 2010	47

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75	%(1)
Investor C	0.25%	0.75%

(1)	AMT–Free Municipal Bond did not pay a portion of its respective distribution fees during the year.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended June 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

AMT-Free Municipal Bond	$29,446
Kentucky Municipal Bond	$43,147
Ohio Municipal Bond	$10,744

For the year ended June 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
AMT-Free Municipal Bond	$2,002	$818	$5,074
Kentucky Municipal Bond	—	$168	$1,630
Ohio Municipal Bond	$2,416	$782	$160

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on the share class. For the year ended June 30, 2010, the Funds paid the following in return for these services which is included in transfer agent—class specific in the Statements of Operations:

AMT-Free Municipal Bond	$569,735
Kentucky Municipal Bond	$86,852
Ohio Municipal Bond	$143,404

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent—class specific in the Statements of Operations.

	Call Center
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$30	—	—
Institutional	1,291	$245	$367
Service	36	5	27
Investor A	772	138	278
Investor B	36	15	40
Investor C	271	62	120

Total	$2,436	$465	$832

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

Effective July 1, 2010, PNCGIS and PFPC Trust Company were sold to The Bank of New York Mellon Corporation and are no longer considered affiliates of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. PFPC Trust Company will not change its name until a later date to be announced.

48	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

For the year ended June 30, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$3,280	—	—
Institutional	85,486	$14,650	$23,398
Service	417	51	747
Investor A	11,037	2,864	3,213
Investor B	361	256	384
Investor C	4,607	1,617	2,211

Total	$105,188	$19,438	$29,953

Administration Fees Waived
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$3,245	—	—
Institutional	85,486	$14,582	$23,398
Service	—	23	18
Investor A	—	—	3,153
Investor B	—	256	—
Investor C	—	1,567	—

Total	$88,731	$16,428	$26,569

Service and Distribution Fees
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Service	$4,123	$505	$7,476
Investor A	109,880	28,651	32,188
Investor B	3,593	10,205	15,247
Investor C	184,522	64,649	88,403

Total	$302,118	$104,010	$143,314

Transfer Agent Fees
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$175	—	—
Institutional	637,852	$98,855	$164,470
Service	452	267	706
Investor A	13,607	3,130	6,169
Investor B	1,399	730	1,376
Investor C	7,515	2,668	3,945

Total	$661,000	$105,650	$176,666

Transfer Agent Fees Waived
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$30	—	—
Institutional	1,291	$246	$368
Investor A	—	—	274
Investor B	—	15	—
Investor C	—	56	—

Total	$1,321	$317	$642

Transfer Agent Fees Reimbursed
Share Classes	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
BlackRock	$141	—	—
Institutional	362,561	$66,738	$162,865
Service	—	1	6
Investor A	—	—	4,420
Investor B	—	669	—
Investor C	—	2,186	—

Total	$362,702	$69,594	$167,291

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2010, were as follows:

	Purchases	Sales
AMT-Free Municipal Bond	$466,778,204	$385,877,041
Kentucky Municipal Bond	$35,585,665	$21,723,150
Ohio Municipal Bond	$53,155,283	$34,508,348

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds

BLACKROCK FUNDS II	JUNE 30, 2010	49

Notes to Financial Statements (continued)

based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended June 30, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of June 30, 2010 attributable to non-deductible expenses, the characterization of corporate actions, the sale of bonds received from tender option bond trusts, amortization methods on fixed income securities, the expiration of capital loss carryforwards and reclassification of paydown losses were reclassified to the following accounts:

	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Paid-in capital	$(331,546)	$(181,195)	$(80,118)
Undistributed net investment income	$(62,978)	$(89,021)	$(23,562)
Accumulated net realized loss	$394,524	$270,216	$103,680
The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:
	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Tax-exempt income
6/30/10	$19,512,900	$3,447,486	$5,248,396
6/30/09	$16,534,216	$3,300,527	$4,497,307

Ordinary income
6/30/10	—	—	$67,525

Total
6/30/10	$19,512,900	$3,447,486	$5,315,921

6/30/09	$16,534,216	$3,300,527	$4,497,307

As of June 30, 2010, the tax components of accumulated net earnings (losses) were as follows:
	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
Undistributed tax-exempt income	$249,968	$444,262	$112,570
Undistributed ordinary income	11,277	—	—
Capital loss carryforward	(24,413,809)	(3,642,198)	(1,826,465)
Net unrealized gains*	19,046,549	2,523,482	4,427,095

Total	$(5,106,015)	$(674,454)	$2,713,200

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax treatment of residual interest in tender option bond trusts, the deferral of post-October capital losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing of income recognition on partnership interests.

As of June 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires June 30,	AMT-Free Municipal Bond	Kentucky Municipal Bond	Ohio Municipal Bond
2011	$3,984,021	$2,443,468	—
2012	6,841,418	—	$733,485
2013	5,736,698	—	783,368
2014	554,154	—	212,779
2015	—	—	—
2016	1,481,751	—	—
2017	2,356,954	1,198,730	96,833
2018	3,458,813	—	—

Total	$24,413,809	$3,642,198	$1,826,465

7. Concentration, Market and Credit Risk:

Each Fund, except AMT-Free Municipal Bond, invests a substantial amount of their assets in issuers located in a single state or a limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer, and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer, and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

50	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2010		Year Ended June 30, 2009
AMT-Free Municipal Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	161,386	$1,710,982	248,700	$2,497,128
Shares issued in reinvestment of dividends	58,965	623,967	57,945	581,834

Total issued	220,351	2,334,949	306,645	3,078,962
Shares redeemed	(269,884)	(2,869,659)	(149,121)	(1,485,902)

Net increase (decrease)	(49,533)	$(534,710)	157,524	$1,593,060

Institutional
Shares sold	11,143,462	$117,741,374	9,183,426	$91,402,421
Shares issued in reinvestment of dividends	89,169	944,551	65,337	655,404

Total issued	11,232,631	118,685,925	9,248,763	92,057,825
Shares redeemed	(5,078,430)	(53,673,070)	(7,650,292)	(75,860,600)

Net increase	6,154,201	$65,012,855	1,598,471	$16,197,225

Service
Shares sold	558	$5,987	76,520	$750,521
Shares issued in reinvestment of dividends	2,935	31,033	3,259	32,695

Total issued	3,493	37,020	79,779	783,216
Shares redeemed	(87,407)	(926,066)	(82,026)	(800,562)

Net decrease	(83,914)	$(889,046)	(2,247)	$(17,346)

Investor A
Shares sold and automatic conversion of shares	2,465,537	$26,028,069	2,446,314	$24,320,388
Shares issued in reinvestment of dividends	136,223	1,444,218	68,838	691,902

Total issued	2,601,760	27,472,287	2,515,152	25,012,290
Shares redeemed	(534,923)	(5,658,355)	(606,803)	(5,991,138)

Net increase	2,066,837	$21,813,932	1,908,349	$19,021,152

Investor B
Shares sold	33,068	$350,571	64,075	$645,063
Shares issued in reinvestment of dividends	3,356	35,448	6,406	64,258

Total issued	36,424	386,019	70,481	709,321
Shares redeemed and automatic conversion of shares	(104,237)	(1,104,252)	(122,182)	(1,229,096)

Net decrease	(67,813)	$(718,233)	(51,701)	$(519,775)

Investor C
Shares sold	943,122	$9,982,027	1,236,581	$12,369,918
Shares issued in reinvestment of dividends	46,650	494,261	27,587	276,987

Total issued	989,772	10,476,288	1,264,168	12,646,905
Shares redeemed	(427,729)	(4,524,269)	(278,097)	(2,761,257)

Net increase	562,043	$5,952,019	986,071	$9,885,648

BLACKROCK FUNDS II	JUNE 30, 2010	51

Notes to Financial Statements (continued)

	Year Ended June 30, 2010		Year Ended June 30, 2009
Kentucky Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,160,313	$19,856,023	864,820	$7,548,709
Shares issued in reinvestment of dividends	15,009	137,711	18,193	158,897

Total issued	2,175,322	19,993,734	883,013	7,707,606
Shares redeemed	(1,179,988)	(10,864,128)	(1,733,053)	(15,055,454)

Net increase (decrease)	995,334	$9,129,606	(850,040)	$(7,347,848)

Service
Shares sold	12,509	$115,165	572	$4,999
Shares issued in reinvestment of dividends	539	4,961	697	6,094

Total issued	13,048	120,126	1,269	11,093
Shares redeemed	(1,611)	(14,921)	(16,337)	(141,466)

Net increase (decrease)	11,437	$105,205	(15,068)	$(130,373)

Investor A
Shares sold and automatic conversion of shares	302,610	$2,758,445	341,216	$3,012,451
Shares issued in reinvestment of dividends	39,790	365,031	30,873	270,529

Total issued	342,400	3,123,476	372,089	3,282,980
Shares redeemed	(77,716)	(711,368)	(205,097)	(1,780,391)

Net increase	264,684	$2,412,108	166,992	$1,502,589

Investor B
Shares sold	4	$42	2	$16
Shares issued in reinvestment of dividends	4,011	36,752	5,336	46,716

Total issued	4,015	36,794	5,338	46,732
Shares redeemed and automatic conversion of shares	(44,586)	(408,668)	(36,862)	(325,671)

Net decrease	(40,571)	$(371,874)	(31,524)	$(278,939)

Investor C
Shares sold	212,326	$1,930,223	92,471	$825,466
Shares issued in reinvestment of dividends	21,119	194,141	18,169	159,423

Total issued	233,445	2,124,364	110,640	984,889
Shares redeemed	(142,842)	(1,310,951)	(165,086)	(1,430,475)

Net increase (decrease)	90,603	$813,413	(54,446)	$(445,586)

52	BLACKROCK FUNDS II	JUNE 30, 2010

Notes to Financial Statements (concluded)

	Year Ended June 30, 2010		Year Ended June 30, 2009
Ohio Municipal Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,092,716	$21,677,994	1,275,677	$12,426,096
Shares issued in reinvestment of dividends and distributions	36,303	375,432	27,872	273,588

Total issued	2,129,019	22,053,426	1,303,549	12,699,684
Shares redeemed	(1,272,403)	(13,118,461)	(1,189,268)	(11,588,693)

Net increase	856,616	$8,934,965	114,281	$1,110,991

Service
Shares sold	133,179	$1,385,140	125,546	$1,243,158
Shares issued in reinvestment of dividends and distributions	11,762	121,802	8,204	80,691

Total issued	144,941	1,506,942	133,750	1,323,849
Shares redeemed	(139,129)	(1,450,422)	(101,938)	(997,982)

Net increase	5,812	$56,520	31,812	$325,867

Investor A
Shares sold and automatic conversion of shares	761,081	$7,872,634	342,612	$3,348,675
Shares issued in reinvestment of dividends and distributions	42,480	439,759	27,348	268,572

Total issued	803,561	8,312,393	369,960	3,617,247
Shares redeemed	(272,367)	(2,817,908)	(178,696)	(1,743,893)

Net increase	531,194	$5,494,485	191,264	$1,873,354

Investor B
Shares sold	1,879	$19,459	2,043	$19,912
Shares issued in reinvestment of dividends and distributions	2,457	25,321	6,140	60,218

Total issued	4,336	44,780	8,183	80,130
Shares redeemed and automatic conversion of shares	(169,256)	(1,745,246)	(172,843)	(1,694,110)

Net decrease	(164,920)	$(1,700,466)	(164,660)	$(1,613,980)

Investor C
Shares sold	178,280	$1,843,086	270,532	$2,635,138
Shares issued in reinvestment of dividends and distributions	20,850	215,773	15,543	152,680

Total issued	199,130	2,058,859	286,075	2,787,818
Shares redeemed	(123,693)	(1,274,653)	(66,121)	(640,107)

Net increase	75,437	$784,206	219,954	$2,147,711

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JUNE 30, 2010	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock AMT-Free Municipal Bond Portfolio, BlackRock Kentucky Municipal Bond Portfolio and BlackRock Ohio Municipal Bond Portfolio, three of the thirty-three series constituting BlackRock Funds II (the “Trust”), (collectively the “Funds”), as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the BlackRock Ohio Municipal Bond Portfolio for the year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Trust listed in the first paragraph as of June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for the BlackRock Ohio Municipal Bond Portfolio for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 26, 2010

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BlackRock Ohio Municipal Bond Portfolio of BlackRock Funds II during the taxable year ended June 30, 2010.

Record Date	Payable Date	Ordinary Income
12/17/2009	12/21/2009	$0.005856

All of the other net investment income distributions paid monthly by the Fund qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid monthly by BlackRock AMT-Free Municipal Bond Portfolio and BlackRock Kentucky Municipal Bond Portfolio of BlackRock Funds II during the taxable year ended June 30, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

54	BLACKROCK FUNDS II	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock AMT-Free Municipal Bond Portfolio (the “AMT-Free Portfolio”), BlackRock Kentucky Municipal Bond Portfolio (the “Kentucky Municipal Portfolio”) and BlackRock Ohio Municipal Bond Portfolio (the “Ohio Municipal Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and, for the AMT-Free Portfolio and the Kentucky Municipal Portfolio, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

BLACKROCK FUNDS II	JUNE 30, 2010	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and, for the AMT-Free Portfolio and the Kentucky Municipal Portfolio, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the AMT-Free Portfolio ranked in the third, second and fourth quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the AMT-Free Portfolio’s underperformance during the one- and five-year periods compared with its Peers. The Board was informed that, among other things, the AMT-Free Portfolio generally maintains a high degree of credit quality in its asset mix, which gave the AMT-Free Portfolio a slight disadvantage in 2009, when there was a fairly dramatic tightening in credit quality spreads. The AMT-Free Portfolio maintained a neutral to slightly aggressive duration posture for the year, again indicating that results were more credit-driven than interest rate-based.

The Board and BlackRock discussed BlackRock’s strategy for improving the AMT-Free Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the AMT-Free Portfolio’s portfolio managers and to improve the AMT-Free Portfolio’s performance.

56	BLACKROCK FUNDS II	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that the Kentucky Municipal Portfolio ranked in the second, first and third quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that the Ohio Municipal Portfolio ranked in the second, first and third quartiles against its Lipper Performance Composite for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the AMT-Free Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the AMT-Free Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the AMT-Free Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the AMT-Free Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and/or voluntarily agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the AMT-Free Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Kentucky Municipal Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Kentucky Municipal Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Kentucky Municipal Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Kentucky Municipal Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Kentucky Municipal Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Kentucky Municipal Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Kentucky Municipal Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Ohio Municipal Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Ohio Municipal Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Ohio Municipal Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Ohio Municipal Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Ohio Municipal Portfolio’s total net expenses on a class-by-class basis, as applicable.

BLACKROCK FUNDS II	JUNE 30, 2010	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

58	BLACKROCK FUNDS II	JUNE 30, 2010

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommu- nications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 97 Portfolios	None

BLACKROCK FUNDS II	JUNE 30, 2010	59

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 97 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 97 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)
1 Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	169 RICs consisting of 291 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 291 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

60	BLACKROCK FUNDS II	JUNE 30, 2010

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10055

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Custodian

PFPC Company

Wilmington, DE 19809

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	JUNE 30, 2010	61

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

62	BLACKROCK FUNDS II	JUNE 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JUNE 30, 2010	63

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010 2035	Retirement 2040
Moderate Prepared Portfolio	2015 2040	2020 2045
Growth Prepared Portfolio	2020 2045	2025 2050
Aggressive Growth Prepared Portfolio	2025 2050	2030 2055
	2030	2035

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

64	BLACKROCK FUNDS II	JUNE 30, 2010

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI-6/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
AMT-Free Municipal Bond Portfolio	$21,100	$21,100	$0	$0	$6,100	$6,100	$102	$1,028
Kentucky Municipal Bond Portfolio	$20,700	$20,700	$0	$0	$6,100	$6,100	$20	$1,028
Ohio Municipal Bond Portfolio	$20,700	$20,700	$0	$0	$6,100	$6,100	$31	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the

Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
AMT-Free Municipal Bond Portfolio	$16,979	$409,628
Kentucky Municipal Bond Portfolio	$16,897	$409,628
Ohio Municipal Bond Portfolio	$16,908	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: September 2, 2010